Exhibit 10.21

TIMBERLAND DEED OF TRUST
AND SECURITY AGREEMENT
WITH ASSIGNMENT OF RENTS

(Washington)

This Deed of Trust and Security Agreement with Assignment of Rents (the “Deed of Trust”) is made this 29 day of April, 1992, by and between POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP (hereinafter referred to as the “Grantor”) whose address is 19245 10th Avenue N.E., Poulsbo, Washington 98370–0239, JEFFERSON TITLE COMPANY, whose address is 2205 Washington Street, Port Townsend, Washington 98368, as Trustee, (hereinafter referred to as “Trustee”) and JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a corporation incorporated under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the “Beneficiary”), whose address is John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, Attn:  Senior Forestry Investment Officer, Agricultural Investment Department.

WHEREAS, Grantor is indebted to Beneficiary in the sum of Sixteen Million Dollars ($16,000,000.00), evidenced by promissory note dated April      , 1992 (hereinafter referred to as the “Note”), to be paid with interest thereon in installments as set forth in the Note, which matures, if not sooner paid, on May 1, 2022; and

WHEREAS, to secure the indebtedness evidenced by the Note, Grantor has duly authorized the execution and delivery of this Timberland Deed of Trust and Security Agreement with Assignment of Rents upon certain property in Jefferson County, Washington, as hereinafter particularly described.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and for the purpose of securing the obligations described in Section 1.1 below, Grantor hereby irrevocably grants, conveys, bargains, sells, warrants, assigns, transfers, pledges, hypothecates and grants in and confirms to Trustee, in trust, with power of sale, for the benefit and security of Beneficiary, subject to the terms and conditions hereinafter set forth, all of Grantor’s right, title and interest in and to the real property located in Jefferson County, Washington (the “Real Property”) more particularly described on Exhibit A attached hereto and incorporated herein by reference thereto; and all fences, gates, roads, rights of way or easements for roads, rights of ingress and egress, waters, water courses, water rights and powers, rights to underground waters, licenses, rights, interests, privileges, liberties, and all tenements, hereditaments and appurtenances whatsoever, upon or attached to or in any way belonging, relating or appertaining to the Real Property, or which hereafter shall be related to or in any way belong, or be appurtenant thereto, and all licenses, easements, rights, interests, privileges or liberties now or hereafter owned by Mortgagor belonging, relating or appertaining to the Real Property, or the timber or logs located thereon; and

TOGETHER WITH the Grantor’s interest in any cutting or similar contract involving the sale of trees standing on the Real Property; any books and records relating to the use and operation of all or any portion of the Real Property; and all rights, titles and interests of Grantor in and to all present and future licenses, permits, approvals and agreements with or from any municipal corporation, county, state, or other governmental or quasi–governmental entity or agency relating to the development, improvement, division or use of all or any portion of the Real Property to the extent such trade names, licenses, permits, approvals, and agreements are assignable by law; and

TOGETHER WITH all rights of Grantor in and to any escrow or withhold agreements, title insurance, surety bonds, warranties, management contracts, leasing or sales agreements, and service contracts which are in any way relevant to the ownership, development, improvement, management, sale or use of all or any portion of the Real Property; and

TOGETHER WITH Grantor’s rights under any payment, performance, or other bond in connection with construction of any improvements, and all construction materials, supplies, and equipment delivered to the Real Property or intended to be used in connection with the construction of improvements on the Real Property; and

TOGETHER WITH all rights, interests, and claims that Grantor now has or may hereafter acquire with respect to any damage to or taking of all or any part of the Real Property and all awards made for taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Real Property, and any and all awards resulting from any other damage to the Real Property, all of which are hereby assigned to the Beneficiary and the Beneficiary is hereby authorized to collect and receive the proceeds thereof and to give proper receipts and acquittances therefor, and to apply the same to the Obligations secured hereby notwithstanding the fact that the same may not then be due and payable; and

TOGETHER WITH any and all rights, interest, and claims that Grantor now has or may hereafter acquire with respect to any and all mineral, oil and gas rights, air rights, development rights, water rights and water stock, drainage rights, zoning rights, and other similar rights or interests which benefit or are appurtenant to the Real Property and any proceeds arising therefrom; and

TOGETHER WITH all structures, buildings, and improvements of every kind and description now or at any time hereafter located on the Real Property (hereinafter referred to as the “Improvements”), including all equipment, apparatus, machinery, fixtures, fittings, and appliances and other articles and any additions to, substitutions for, changes in or replacements of the whole or any part thereof, now or at any time hereafter affixed or attached to, and which are an integral part of said structures, buildings, improvements, or the Real Property or any portion thereof, and such Improvements shall be deemed to be fixtures and an accession to the freehold and a part of the Real Property as between the parties hereto and all persons claiming by, through, or under such parties except that same shall not include such machinery and equipment of any tenant of any portion of the Real Property or Improvements, which is part of and/or used in the conduct of the normal business of such tenant conducted upon the Real Property;

TOGETHER WITH all timber, standing, cut or down, now or hereafter grown, growing or located on the Real Property, deemed for the purposes of this Deed of Trust to be real property.

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All of the foregoing is hereinafter referred to as “Property” or as the “Trust Estate.”

TO PROTECT THE PROPERTY AND SECURITY GRANTED BY THIS DEED OF TRUST, THE GRANTOR HEREBY WARRANTS, COVENANTS AND AGREES AS FOLLOWS:

ARTICLE I.

Particular Covenants and Warranties of Grantor

1.1   Obligations Secured.  This Deed of Trust secures the following, collectively referred to hereinafter as the “Obligations”:

(a)   The payment of all indebtedness and the performance of all covenants and obligations of Grantor under the Note, whether such payment and performance is now due or becomes due in the future;

(b)   The payment and performance of all covenants and obligations in this Deed of Trust, and in all other security agreements, notes, agreements, and undertakings now existing or hereafter executed by Grantor with or for the benefit of Beneficiary relative to the loan evidenced by the Note.

1.2   Payment of Indebtedness, Performance of Covenants.  Grantor shall duly and punctually pay and perform all of the Obligations.

1.3   Title To Property, Type, Acres, Volume of Timber.  Grantor warrants that it holds good and merchantable title to the Property, free and clear of all liens, encumbrances, reservations, restrictions, easements and adverse claims except those identified as Number 1 through 173 and Number 181 an Schedule B in the Commitment for Title Insurance issued by Jefferson County Title Company, Inc., dated March 9, 1992, Order No. 38797–RA, given to Beneficiary by Grantor prior to execution of this Deed of Trust, a copy of said Schedule B being attached hereto as Exhibit B, and that the Property is not used principally !or agricultural or farming purposes.  Grantor covenants that it will forever defend the Beneficiary’s rights hereunder and the priority of this Deed of Trust against the adverse claims of all persons.

Grantor further warrants that the Property contains at least 37,805 acres, that the annual growth rate of merchantable conifer timber thereon is at least 11,200 MBF, and that located thereon is uncut sound merchantable conifer timber of the following species in at least the volumes indicated as follows:

Douglas Fir	236,514 MBF (net Scribner long-log sale measure)

Cedar	8,293 MBF (net Scribner long-log sale measure)

Other Conifer	36,012 MBF (net Scribner long-log sale measure)

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1.4   Further Assurances; Filing; Re–Filing; etc.

(a)   Grantor shall execute, acknowledge and deliver, from time to time, such further instruments as Beneficiary may require to accomplish the purposes of this Deed of Trust.

(b)   Grantor, immediately upon the execution and delivery of this Deed of Trust, and thereafter from time to time, shall cause this Dead of Trust, any security agreement, Deed of Trust, or deed of trust supplemental hereto and each instrument of further assurance to be recorded and re–recorded in such manner and in such places as may be required by any present or future law in order to perfect, and continue perfected, the lien and estate of this Deed of Trust.

(c)   Grantor shall pay all filing and recording fees, and all expenses incident to the execution, filing,  recording and acknowledgment of this Deed of Trust, any security agreement, Deed of Trust, or deed of trust supplemental hereto and any instrument of further assurance, and all federal, state, county, and municipal taxes, assessments and charges arising out of or in connection with the execution, delivery, filing, and recording of this Dead of Trust, any security agreement, Deed of Trust or deed of trust supplement hereto, or any instruments of further assurance.

1.5   Compliance with Laws.  Grantor further represents, warrants and covenants that the Property will be maintained in full compliance with all applicable laws, statutes, ordinances, regulations and codes of all federal, state and local governments (collectively “Laws”); and all covenants, conditions, easements and restrictions affecting the Property.  Grantor may, without being deemed to be in violation of this section 1.5, contest in good faith the application of any laws, covenants, conditions, easements or restrictions affecting the Property; provided, that in the event such contest involves a lien on the Property, or any part thereof, that would, if valid, have priority over the lien of this Deed of Trust, Grantor shall provide to Beneficiary an appropriate monetary deposit or corporate surety bond fully protecting Beneficiary against such lien should Grantor’s contest be unsuccessful.

1.6   Environmental Protection Requirements, Warranties and Indemnities.

(a)   Except to the extent Grantor may do so, in accordance with applicable state, federal or local laws and regulations, in the ordinary course of its timber planting, growing, management and harvesting business, Grantor shall not use, or permit any tenant, occupant, or any other party or entity to use, the Property, or any part thereof, for the purpose of generating, treating, producing, storing, handling, transferring, processing, transporting, disposing, or otherwise releasing “hazardous substances,” as hereinafter defined, either on, in, from, or about the Property which:

(i)            creates or causes a contamination either on the Property or elsewhere which is required by any governmental authority to be removed, remediated, or otherwise cleaned–up under any applicable “Environmental Law,” as defined below,

(ii)           creates any form of liability, civil or criminal, direct or indirect, due to such contamination, or

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(iii)          is in contravention of any Environmental Law.

(b)   The terms “Environmental Law” and “Environmental Laws” as used in this Deed of Trust include any and all current and future federal, state, and local environmental laws, statutes, rules, regulations, and ordinances, as the same shall be amended and modified from time to time, including but not limited to “common law,” the Comprehensive Environmental Response, Compensation and Liability Act, (CERCLA) as amended from time to time, the Resource Conservation and Recovery Act, (RCRA) as amended from time to time, and the Toxic Substances Control Act, (TSCA) as amended from time to time.

(c)   The term “hazardous substances” as used in this Deed of Trust includes any and all “hazardous substances” as defined in CERCLA, any and all “hazardous wastes” as defined in RCRA, any and all “toxic substances” as defined in TSCA, petroleum products, asbestos or asbestos–containing materials, polychlorinated biphenyls (“PCB’s”), radon gas, urea formaldehyde form insulation (“UFFI”), and any and all other hazardous substances, hazardous wastes, pollutants, and contaminants regulated or controlled by any of the Environmental Laws.

(d)   Grantor shall, promptly after learning thereof, in the event of any discharge, spill, injection, escape, emission, disposal, leak, or other release of hazardous substances on, in, under, onto, or from the Property, which is not authorized by a currently valid permit or other approval issued by the appropriate governmental agencies:

(i)            Promptly notify Beneficiary and if required by applicable laws or regulations, the Environmental Protection Agency National Response Center and the appropriate State Department of Environmental Resources,

(ii)           take all steps necessary to promptly clean up such discharge, spill, injection, escape, emission, disposal, leak, or another release in accordance with the provisions of all applicable Environmental Laws, and

(iii)          if legally required, receive certification from the appropriate State Department of Environmental Resources or Federal Environmental Protection Agency that the Property, and any other property affected, has been cleaned up to the satisfaction of those agencies.

(e)   Grantor shall and does hereby grant Beneficiary and Beneficiary’s agents, employees, contractors and designees an irrevocable license (coupled with an interest) to enter the Property, until such time as the Obligations are fully paid, upon at least 10 days prior written notice to Grantor, from time to time to:

(i)            evaluate and monitor the Property for compliance with all Environmental Laws and the terms of this Deed of Trust.

(ii)           to evaluate the presence of hazardous substances, and

(iii)          to perform appropriate tests and test borings, including taking soil and ground water samples.

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(f)    That Grantor shall provide Beneficiary with all notices and other communications received from federal, state, and local agencies and departments which enforce and administer the Environmental Laws relating to violations thereof on the Property.  From time to time Grantor shall provide Beneficiary, upon request, any and all information requested by Beneficiary concerning the use of the Property and Grantor’s compliance with the Environmental Laws and the terms of this Deed of Trust, including but not limited to, all licenses, permits, and certificates, and the books and records pertaining to the Property.

(g)   Grantor shall require that all tenants, subtenants, undersubtenants, and other occupants of the Property to use and occupy the Property in strict compliance with the Environmental Laws and the terms of this Deed of Trust.

(h)   Grantor shall and does hereby release, indemnify, agree to pay on behalf of and hold harmless Beneficiary, its officers, directors, agents, employees, successors, and assigns of, from, and against any impositions imposed by any governmental authority for any lien or so–called “super priority lien” upon the Property, as well as all losses, claims, costs, liabilities, penalties, punitive damages, causes of action, actions, demands, damages, fines (civil or criminal), penalties, expenses, clean–up costs, attorneys’ fees, and court costs (all of which are hereinafter referred to as “Environmental Damages”), regardless of when such Environmental Damages occurred, caused in whole or in part by any past, present, or future owner, occupier, tenant, subtenant, undersubtenant, licensee, guest, or any other person or entity, unless and to the extent such Environmental Damages arise as a result of the negligence or willful misconduct of Beneficiary, its employees, agents, contractors, or subcontractors, which may be incurred, suffered, or sustained by Beneficiary, its officers, directors, successors, or assigns, at any time, and from time to time, hereunder whether before, during, or after enforcement of its rights and remedies hereunder after the occurrence of an Event of Default and after payment of all sums secured hereby, by reason of or arising from, in whole or in part:

(i)            the presence or alleged presence of asbestos, asbestos–containing materials, PCB’s, radon gas, or UFFI on the Property;

(ii)           any violation or alleged violation of any Environmental Law; and

(iii)          any release or contamination caused by any hazardous substance on, in, under, onto, from, or about the Property; or

(iv)          any liability for personal injury, property damage, or damage to the environment due to (i), (ii), or (iii) above (“Receivable Claims”).

Provided, always, that Grantor’s liability under this subsection (h) shall be limited to that derived from event(s) occurring prior to or during Grantor’s ownership of the Property or portion thereof on which the event(s) occurred giving rise to the liability covered by the foregoing indemnity.  In the event the liability arises from a continuing event that occurred both during or prior to Grantor’s ownership, but also after Grantor’s ownership, Grantor’s liability under the indemnity set forth above shall remain, but shall be reduced to the extent that Grantor shall prove is due to the actions or omissions of an owner(s) subsequent in time to Grantor.

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(i)    The terms of paragraph 1.6 (h) shall survive the payment in full of all sums secured hereby and the termination and satisfaction of record of this Deed of Trust and/or a deed in lieu of foreclosure.

(j)    Grantor agrees that in the event Beneficiary shall pay any Receivable Claims, all such sums shall be added to the amount secured hereby, shall be deemed to be obligatorily advanced under the terms of the Loan Documents, shall be secured hereby, and shall be payable on demand by Grantor.  The terms of this paragraph shall survive the payment in full of all other sums secured hereby and the termination and satisfaction of record of this Deed of Trust.

(k)   Grantor warrants and represents to Beneficiary that Grantor has investigated the prior ownership and use of the Property, in a manner consistent with good commercial and customary practice, to determine that the Property is free of hazardous substances, except as otherwise disclosed to Beneficiary in writing, Grantor, in performing its investigation, has considered, among other factors:

(i)            the relationship of the purchase price to the value of the Property if uncontaminated when acquired,

(ii)           commonly known or ascertainable information about the Property, and

(iii)          the obviousness of the presence, or likely presence, of contamination.

(l)    Grantor warrants and represents to Beneficiary, except to the extent disclosed to Beneficiary in writing, that to the best of the Grantor’s knowledge:

(i)            none of the Property owned and/or occupied by Grantor has ever been used to treat, store, produce, handle, transfer, process, transport, dispose or otherwise release hazardous substances and/or any other substances regulated or controlled by the Environmental Laws or which would result in any liability therefor;

(ii)           there is no pollution or danger of pollution resulting from a condition which exists on the Property which requires any corrective action under the Environmental Laws or which would result in any liability therefor;

(iii)          no notification has been filed with regard to a release of hazardous substances on, into, onto, or from the Property under the Environmental Laws;

(iv)          neither Grantor nor any prior owner or occupier of the Property has received a summons, citation, Notice of Violation, Administrative Order, directive, letter, or other communication, written or oral, from any governmental or quasi–governmental authority concerning any violation or alleged violation of any Environmental Laws with respect to the Property;

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(v)           there are no underground storage tanks, visible asbestos, asbestos–containing materials, PCB’s, or UFFI located on, in, under, or about the Property;

(vi)          there have been no releases at, upon, under, or within, and no past or ongoing migration from neighboring lands to, the Property of any hazardous substances;

(vii)         there is no radon gas infiltrating any buildings on the Property in excess of current state and federal guidelines; and

(viii)        all warranties and representations given by Grantor in this Deed of Trust are true, complete, and correct as of the date hereof.

(m)  Grantor agrees that any materials or other items found in, on, under, or around the Property, of which Grantor is aware, which qualify as hazardous substances, or any otherwise deemed unacceptable by the Beneficiary, in its sole discretion, shall be immediately removed from the Property, at Grantor’s sole cost and expense, in compliance with all applicable Environmental Law; provided, however, that Grantor need not remove any substances pursuant to this subsection (m) that Grantor requires in the ordinary course of its timber planting, growing, management, and harvesting business and if such usage is in compliance with applicable state, federal, or local laws and regulations.

(n)   Beneficiary shall be under no obligation or duty to inspect for or discover any hazardous substances on the Property.

(o)   Grantor shall, in addition to those notifications required elsewhere in this Deed of Trust, notify Beneficiary of:

(i)            the presence in any material amount known to Grantor of any visible asbestos or asbestos–containing materials, PCB’s (except as shown on the Environmental Certificate), radon gas beyond acceptable limits, or urea formaldehyde foam insulation at, in, on, under, onto, or from the Property, and

(ii)           the receipt by Grantor of any written notice or other written communication from any governmental entity or authority or from any tenant or other occupant or from any other person or source with respect to any alleged or actual release, contamination or other event involving a Hazardous Substance on, in, under, onto, or from the Property, and

(iii)          shall promptly send Beneficiary copies of all results of tests conducted by or on behalf of Grantor of any underground storage tanks on the Property.

1.7   Waste or Deterioration.  Grantor shall not commit, permit, or suffer any waste or deterioration of the Property.  Grantor shall give Beneficiary no less than 20 days prior notice before commencing any construction, alteration, or improvement on the Property, excepting that any such activity, such as road construction, normal to the cutting and removal of timber from the Property shall not require such prior notice.

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1.8   Liens.  Grantor shall not create or suffer or permit to be created any mortgage, deed of trust, lien, security interest, charge, or encumbrance upon the Property or any part thereof, prior to, on a parity with, or subordinate to, the lien of this Deed of Trust.  Provided always that the following shall not be deemed a violation of this Section 1.8 or of any other provision of this Deed of Trust:

(a)   Financing secured by liens on the Property (or a portion thereof) which are subordinate to the lien of this Deed of Trust and which financing was obtained with Beneficiary’s prior written consent.

(b)   Cutting or stumpage contracts concerning merchantable conifer timber on the Property entered into in the ordinary course of Grantor’s business.

(c)   Leases involving portions of the Property entered into in the ordinary course of Grantor’s business.

1.9   Impositions.

(a)   Grantor shall pay or cause to be paid, when due and before any fine, penalty, interest, or cost attaches thereto, all taxes, assessments, utility charges, and all other governmental or nongovernmental charges or levies now or hereafter assessed or levied against any part of the Property (including, without limitation, levies or charges resulting from covenants, conditions and restrictions affecting the Property) or upon the lien or estate of the Beneficiary therein (collectively, the “Impositions”); provided, however, that if by law any such imposition may be paid in installments, whether or not interest shall accrue on the unpaid balance thereof, the Grantor may pay the same in installments (together with accrued interest on the unpaid balance thereof) as the same become due, before any fine, penalty, or cost attaches thereto.  Grantor shall also pay when due all claims for labor, materials, or supplies that, if unpaid, might become a lien on the Property or any portion thereof.

(b)   Should Grantor be in default under the Note or this Deed of Trust, Beneficiary, at its option, may engage Ticor Realty Tax Service (or other realty tax payment monitoring service Beneficiary shall select) to monitor, for the balance of the term of the Note, the payments made by Grantor on the real estate taxes due on the Property.  Grantor shall reimburse Beneficiary on demand, the charges for such service.  If not so paid, such charges shall be deemed an advancement by the Beneficiary as provided for in Section 1.9(d) and shall bear interest accordingly.

(c)   Grantor may, at its expense and after prior notice to Beneficiary, contest by appropriate legal, administrative, or other proceedings conducted in good faith and with due diligence, the amount, validity, or application, in whole or in part, of any Imposition or lien therefor or any claim of any laborer, materialmen, supplier or vendor or lien therefor, and may withhold payment of the same pending completion of such proceedings if permitted by law, provided that: (i) such proceedings shall suspend collection from the Property; (ii) neither the Property nor any part thereof nor interest therein will be sold, forfeited, or lost if Grantor pays the amount or satisfies the condition being contested, and Grantor would have the opportunity to do so in the event of Grantor’s failure to prevail in the contest; (iii) Beneficiary shall, by virtue of

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such permitted contest, not be exposed to any risk of any criminal liability or any civil liability for which Grantor has not furnished additional security as provided in clause (iv) following; and (iv) Grantor shall have furnished to Beneficiary additional security in respect of the claim being contested or the loss or damage which may result from Grantor’s failure to prevail in such contest in such form and amount as may be reasonably requested by Beneficiary.

(d)   Upon Grantor’s failure to comply with the covenants and agreements contained in this Deed of Trust, including without limitation payment of taxes, charges, assessments, insurance premiums, maintenance and repair of the Property and costs incurred for the protection of the Property and Beneficiary’s priority, Beneficiary, without prejudice to any rights given herein, may make advances to perform or cure same in behalf of Grantor; and Grantor hereby agrees to repay all sums so advanced, on written demand, with interest from the date advanced at the rate of 12.65% per annum.  All sums so advanced, with interest as aforesaid, until paid by Grantor, shall be immediately due and payable and be added to and become a part of any indebtedness or obligation secured hereby in such manner or order as Beneficiary may desire or determine, having the benefit of the lien hereby created as a part thereof and of its priority; but no such advances shall be deemed to relieve Grantor from any default hereunder or impair any right or remedy consequent thereto.  The exercise of the rights to make advances granted in this paragraph shall be optional with Beneficiary and not obligatory; and Beneficiary shall not, in any case, be liable to Grantor for failure to exercise any such right.

1.10 Books and Records; Inspection and Audit of Records and the Property.  Grantor shall keep adequate records and books of account in accordance with generally accepted accounting principles consistently applied and shall permit Beneficiary, and its authorized representatives to enter and inspect the Property, to examine the records and books of account of the Grantor with respect thereto, including but not limited to harvest activity thereon, for the purpose of ascertaining that the obligations of the Grantor under this Deed of Trust and obligations of the maker of the Note are being complied with, and make copies of extracts thereof, such inspection or audit of books and records to be at such reasonable times as may be requested by Beneficiary.  In addition, Beneficiary shall be permitted ready access to such books and records for the purpose of an audit or audits thereof as often as Beneficiary may reasonably request, at Beneficiary’s expense, by independent public accountants engaged by Beneficiary.  Grantor shall be obligated under this Section 1.10 to make such books and records available only at the location(s) where such are usually kept in the ordinary course of the Grantor’s business.

1.11 Annual Harvest Reports.  Within 45 days of the end of Grantor’s fiscal year, Grantor shall provide Beneficiary a written report of the following activity with respect to the Property during the fiscal year just ended:

(a)   Timber volume harvested, broken down by species.

(b)   Timber volume damaged by fire, insects, disease, storms or other act of nature.

(c)   Number of acres (and the location thereof) prepared and planted for reforestation purposes, including the species planted.

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Provided, that if at any time the amount of timber harvested from the Property shall exceed the amount that may be harvested without triggering an extra principal payment under the Note (as detailed in Section 2 thereof), Grantor shall notify Beneficiary in writing within 15 days of the date Grantor becomes aware that it has exceeded such allowable harvest total and follow such notification within 45 days with a written report to Beneficiary for the year to date including the same items required to be in the annual report, such report to be submitted monthly for the balance of such year, within 15 days after the end of each month for which such report is required.

1.12 Partnership Status, Continuous Operations etc.  Grantor covenants that:

(a)   It is a validly existing limited partnership under the laws of the State of Delaware, duly qualified to do business in the State of Washington and any other place where such qualification is necessary.

(b)   It has the necessary power and authority to accept the Commitment Letter dated April 8, 1992, sent by Beneficiary to Grantor (hereinafter referred to as the “Commitment Letter”) and to borrow pursuant thereto.

(c)   It will at all times (i) conduct its business and operate actively, (ii) keep in full force and effect its partnership existence and comply with all laws and regulations governing the conduct of its partnership operations, and (iii) make all such reports and pay all franchise and other taxes and license fees and do all such other acts and things as may be lawfully required, to maintain its rights, licenses, leases, powers and franchises under the laws of the United States and of the states of jurisdictions in which it operates.

(d)   The making and performance by Grantor of the Commitment Letter, the Note and this Deed of Trust have been duly authorized by partnership action and will not violate any provision of law or of its articles of incorporation, bylaws or partnership agreement, result in the breach of or constitute a default under any indenture or other agreement or instrument to which Grantor is a party or by which Grantor or the Property may be bound or affected, including any loan agreements with U.S. Bank of Washington, N.A.

1.13 Annual Financial Statements.  Grantor shall furnish to Beneficiary as soon as practical after the end of each fiscal year of Grantor, and in any event within 90 days thereafter, audited financial statements including without limitation balance sheets and statements of income and expense prepared and certified, at Grantor’s expense, by an independent certified public accountant acceptable to Beneficiary who is a member of the American Institute of Certified Public Accountants together with a certificate by such accountant stating that he is familiar with the financial provisions of the loan secured hereby and whether his examination has disclosed the existence of any default under this Deed of Trust, the Note secured hereby, or the Commitment Letter, specifying the nature and period of any default that has been discovered.

1.14 Quarterly Financial Statements.  Grantor shall furnish Beneficiary, within 45 days from the end of each fiscal quarter of Grantor, unaudited financial and operating statements, certified by the Managing General Partner of Grantor and by the authorized officers of such Managing General Partner.

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1.15 Limitations of Use.  Grantor shall not initiate, join in, or consent to any change in any private restrictive covenant, zoning ordinance, or other public or private restrictions limiting or defining the uses that may be made of the Property, or any part thereof, without the prior written consent of Beneficiary, other than granting road easements incident to normal forest management and logging operations.  Provided, that the preceding sentence to the contrary notwithstanding, Grantor may, without violating the terms of this Deed of Trust accomplish any or all of the actions proscribed by the preceding sentence if the taking of such action or actions (whether taken at one or more than one time) does not have the result of eliminating the Grantor’s ability, based on the reasonable projections using the market conditions then prevailing, to fully service the debt secured hereby, according to its terms, from the harvesting of timber from the Property.

1.16 Local Improvement District.  Grantor will not, without the prior written consent of Beneficiary, create or initiate, vote for, or in any other manner foster, join in or consent to the creation of, or the inclusion of the Property or any part thereof within the boundaries of any irrigation, levee, drainage or other improvement district (except school or road), under which any such district has or will have the power to issue bonds or other evidence of indebtedness and/or the power to make assessments against the Property or any part thereof.

1.17 Special Financial Requirements of Grantor.

(a)   Definitions:  For the purposes of this Section 1.17, the following listed terms shall be interpreted as stated below:

(i)            Grantor:  Pope Resources, A Delaware Limited Partnership, and any subsidiary of Grantor.

(ii)           Subsidiary:  Any corporation in which a majority of the securities which have voting power are owned by the Grantor.  For the purposes hereof, a corporation in which a majority of the securities which have voting power are owned by a subsidiary as herein defined, shall also be deemed to be a subsidiary.

(iii)          Beneficiary:  John Hancock Mutual Life Insurance Company or its successors and assigns.

(iv)          Consolidated Basis:  Assets, liabilities, and partner’s capital of Grantor and any subsidiary shall be deemed to be one for accounting purposes in calculating the various ratios and requirements used herein.

(v)           Assets:  Anything owned by Grantor or any right or interest therein of Grantor.

(vi)          Liquid Assets:  Cash and cash equivalents, accounts receivable due within one year, work in progress which is reasonably expected to be converted to cash within one year, principal payments on contracts receivable due within one year, prepaid expenses, and inventory.

(vii)         Liabilities:  Any debt or obligation of Grantor.

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(viii)        Liquid Liabilities:  Debts or other obligations of the Grantor which must be paid or satisfied within a year, including accounts payable, accrued liabilities, and debt principal payments due within one year, and excluding any deferred taxes.

(ix)           Liquid Ratio:  Ratio of Liquid Assets to Liquid Liabilities of Grantor.

(x)            Tangible Assets:  All assets except assets such as goodwill, patents, and similar assets of an intangible nature.

(xi)           Tangible Partner’s Capital:  All Tangible Assets less all consolidated liabilities of Grantor.

(xii)          Standing Timber Inventory:  The existing timber value (in board–feet or cords) allocated to the Property.

(xiii)         Average Annual Growth:  The average annual timber growth allocated to the Property.

(b)           Liquid Ratio:  On a consolidated basis, the Grantor shall at all times maintain a Liquid Ratio of no less than 1.25:1.

(c)           Consolidated Ratio of Liabilities to Capital:  The ratio of Grantor’s Consolidated Liabilities (excluding deferred profit) to Tangible Partner’s Capital shall at all times not be greater than 2.0:1.0.

(d)           Tangible Partner’s Capital:  The Grantor’s Tangible Partner’s Capital was not less than $18,600,000 on December 31, 1991, and will be maintained at no less than that level plus 50% of Grantor’s consolidated net income on an annual basis for the first five years following 1991, plus 40% of consolidated net income on a consolidated basis for the next five years, plus 30% of consolidated net income for the next five years, plus 20% of net income for the next five years, plus 10% of consolidated net income for the next five years.

(e)           Consolidated Ratio of Net Income Plus Interest Expense to Consolidated Interest Expense:  The ratio of Grantor’s consolidated net income plus interest expense to Grantor’s consolidated interest expense shall not be less than 1.5:1.0.

1.18 Special Covenants of Grantor.  Without the prior written consent of Beneficiary, Grantor shall not:

(a)   Acquire any funded debt (defined as any borrowing or other obligation of Grantor or any subsidiary thereof maturing within a period in excess of one year, excluding capitalized leases and revolving lines of credit, excluding the loan from Beneficiary secured by this Deed of Trust) unless after giving effect thereto, Grantor remains in compliance with all the terms and provisions of this Deed of Trust, including all special restrictions and requirements.

(b)   Merge or consolidate with any other entity.

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(c)           Declare any dividends, purchase, redeem or otherwise retire or make any distribution in respect of any of its partnership units, if after giving effect to any such dividend, purchase, redemption, retirement or distribution, Grantor would be in violation of any terms of this Deed of Trust or covenants set forth therein or in violation of any law relating to distribution to partners.

1.19 Timberlands Covenants.

(a)   Definition.  The term “Timberlands” as used in this Deed of Trust, refer to that part of the Property maintained and operated primarily for the production of timber.

(b)   Management, General.  The Timberlands shall be maintained in good condition and shall be operated for their highest and best use as timberlands, having due regard to soil conditions, stand arrangements, and other factors relevant to the conduct of sound silvicultural and harvesting practices.  Any harvesting of timber, shall be carried out in a manner calculated to produce the maximum growth on the maximum number of items, consistent with the production of the greatest quantity of timber.

(c)   Access.  There currently exists with regard to the Timberlands access thereto sufficient to remove the timber from the Timberlands on a commercially feasible basis, based on current and reasonably anticipated market conditions and harvest costs.

(d)           Harvesting Limits, Operations and Payments.  Borrower may harvest and/or remove up to the annual growth (currently 11,200 MBF, net Scribner long log scale measure) of merchantable conifer timber from the Timberlands in any calendar year (prorated for 1992), without generating any obligation to make extra payments under the terms of the Note. Nothing in this Deed of Trust shall be deemed to limit Grantor’s ability to harvest hardwood timber or to require any payments on the obligations by reason of any such harvest of hardwood timber.  Said removal allowance is cumulative in that 100% of the volume not removed in any particular calendar year may be carried forward to the following year(s).  Provided, always, that in no event will the annual harvest exceed a figure equal to twice the annual growth for that year without generating an obligation to reduce the principal balance of the Note, as set forth therein, and as follows:

Should the amount of merchantable conifer timber harvested from the Property exceed in any calendar year the lower of:

(i)            twice the assumed annual growth of 11,200 MBF (prorated for 1992) of the merchantable conifer timber on the Property or

(ii)           the assumed annual growth of 11,200 MBF (prorated for 1992) of the merchantable conifer timber on the Property, plus the allowable carryover as defined below a principal payment shall be then due under the Note, in addition to any other principal reductions required or prepaid, 45 days after harvest, subject to the prepayment provisions of the Note, in accordance with the following formula:

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$80.00 per MBF (net Scribner long–log scale measure) for Douglas Fir;

$60.00 per MBF (net Scribner long–log scale measure) for Cedar;

$60.00 per MBF (net Scribner long–log scale measure) for other conifer species.

Should the volume of merchantable conifer timber harvested from the Property during any calendar year not exceed the assumed annual growth rate (currently 11,200 MBF) for that year (prorated for 1992) 100% of the allowed annual harvest volume not removed in that year may be carried forward to the following year.  If such carryover volume is not removed in the first carryover year, the unused portion of such carryover shall expire.  Timber harvested shall be first applied against any available carryover amount when computing any need for reduction of principal under the Note.

Any and all cutting operations shall be conducted in such a manner as to realize the greatest return from the individual tree and from the timber stand, to effect suitable utilization of the Timberlands, to assure the early and complete regeneration of stands of desirable timber, and to bring about their optimum development as to growth.  Trees shall be cut as close to the ground as practicable.  All desirable trees which are not at the time being harvested, including young trees, shall be protected against unnecessary injury from felling, skidding, and hauling.  All measures reasonably practicable shall be used to prevent soil erosion, including the proper location of skidways and roads.

(e)   Salvage.  To the extent economically feasible, all trees which are dead, diseased, fallen, or otherwise damaged by casualty, shall be salvaged in accordance with sound silvicultural practices.

(f)    Fire Protection.  All measures shall be taken which are reasonably necessary to protect the Timberlands from loss by fire, which measure shall be at least equal to fire–control practices generally followed on timber producing property in the same general area, including the adoption of suitable prevention and control measures, the maintenance of adequate fire–fighting equipment in accordance with applicable state regulations, proper disposal of slash, and full cooperation with state and federal agencies on matters of fire prevention and control. Grantor shall maintain membership in forest protective associations where any of the Timberlands fall within a forest protective district under the jurisdiction of any such association, and shall pay as due any forest patrol assessments of any State Forester (or other agency having jurisdiction), or of such forest protective association.

(g)   Maintenance of Roads.  An adequate system of roads and roadways shall be maintained in such manner as to permit access of mobile fire–fighting equipment to all parts of the Timberlands.

(h)   Control of Disease.  There shall be maintained at all times in accordance with sound silvicultural practices all reasonable and effective measures to prevent the development of and to control the spread of disease and insect infestation on the Property.

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(i)    Trespass.  The Property shall be marked to indicate the boundaries thereof in a conspicuous manner at road entry points, and such markings shall be renewed from time to time as may be necessary clearly to maintain public notice of boundaries.  Grantor shall cause the Timberlands to be inspected from time to time for the purpose of preventing trespass of any type of or nature, including unauthorized cutting of timber.

(j)    Compliance.  Grantor shall comply in all respects with the Washington Forest Practices Act, all rules and regulations issued by the Washington Forest Practices Board, by the Washington Department of Natural Resources, and by any other agency having jurisdiction over the Property; and with any other state and federal laws or regulations applicable to Grantor’s operations on the Property, including, without limitation, the rules and regulations of the applicable departments) regulating fish, wildlife and other natural resources.

(k)   Litigation.  As of the date of this Deed of Trust, there neither was nor is there now pending, or threatened, to the best of Grantor’s knowledge, any litigation, administrative proceeding or the like, involving Grantor, which would materially adversely affect Grantor’s ability to carry out the obligations and operations of Grantor contemplated by this Deed of Trust.

(l)    Inspection of Property.  Beneficiary or its agents may inspect the Property, without prior notice to Grantor, at any time or times until such time as the obligations are paid in full for the purpose of determining Grantor is complying with the terms of this Deed of Trust and of the Note.

1.20 Insurance.

No casualty insurance coverage on the Property or any part thereof shall be required to be provided by Grantor.

1.21 Mineral Extraction.

That neither Grantor nor any successor in interest to Grantor in the Property shall drill or extract or enter into any lease for the drilling or extraction of oil, gas, or other hydrocarbon substances on the Property without the prior written consent of Beneficiary.  Drilling for extraction of other minerals of any kind or character from the Property or from any part thereof will not require such prior written or other consent from the Beneficiary; provided, however, that this Section 1.21 shall not prohibit the exercise of rights, existing as of the date hereof and disclosed on the title reports provided to Beneficiary, of parties other than Grantor, to develop, bore, or mine for any water, gas, oil, or mineral on or under the surface of the Property; and provided further, that in the exercise of any rights permitted to it hereunder with or without Beneficiary’s prior written consent, Grantor, or its contractors and assigns, shall use all commercially reasonable efforts to preserve or realize the value of any timber that shall be impacted by such activities.

1.22         Transfer, Due–on–Sale, Due–on–Encumbrance.

Grantor shall not sell, gift, convey, contract to convey, transfer, assign, encumber, pledge, or grant a security interest in the Property, or any part thereof, or any interest therein, either

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voluntarily, involuntarily, or by the operation of law (a “Transfer”), without Beneficiary’s prior written consent.  The provisions of this section 1.22 shall apply to each and every Transfer (excluding condemnations by governmental or other agencies have condemnation powers or transfers to such entities by reason of settlement in lieu of condemnation, for consideration of less than $5,000 each or settlements of less than $5,000 each in lieu thereof and any such condemnations or settlements in lieu thereof if within 10 days of receipt of any proceeds therefrom, 100% of such proceeds so received, exclusive of the amount needed to reimburse Grantor for attorneys fees and costs incurred in obtaining such proceeds, are forwarded to Beneficiary to apply as prepayment on the Note, subject to any applicable prepayment premium), regardless of whether or not Beneficiary has consented or waived its rights in connection with any previous Transfer.  Beneficiary may attach such conditions to its consent under this Section 1.22 as Beneficiary may determine in its sole discretion, including without limitation an increase in the interest rate or the payment of transfer or assumption fees, payment of administrative and legal fees and costs incurred by Beneficiary, and prepayment of all or any portion of the indebtedness secured hereby.  Harvesting of timber by Grantor shall not be deemed a violation of this section.

Recognizing that partial releases are a standard activity of timberland owners, Beneficiary shall work closely with Grantor to expedite any requests for partial releases, but reserves the right to exercise its judgment as to the advisability of any individual transaction.

Further, without being deemed to be in violation of this Section 1.22, Grantor may from time to time exchange, with Beneficiary’s prior written consent, as Beneficiary recognizes that like kind exchanges are a standard activity of timberland owner, which consent will not be unreasonably withheld or delayed, if all of the following conditions precedent are in Beneficiary’s sole discretion fully satisfied, though Beneficiary reserves the right to exercise its judgment as to the advisability of any individual transaction.

Conditions Precedent

(i)            The property acquired by Grantor in the exchange (herein the “Exchange Property”) shall be of equal or greater value than the portion of the Property for which it is to be exchanged.

(ii)           Grantor shall provide to Beneficiary such reasonable evidence as Beneficiary shall require as to the then value of both the Exchange Property and of that portion of the Property for which it is to be exchanged.  If Beneficiary shall require appraisal(s) by a qualified independent third party appraiser, such shall be provided by Grantor at Grantor’s sole expense. However, Beneficiary shall be the sole arbiter of the values involved.

(iii)          Grantor shall obtain at Grantor’s sole expense an appropriate endorsement to the Beneficiary’s ALTA title insurance policy issued to insure Beneficiary’s position upon closing of the loan evidenced by the Note adding the Exchange Property to that covered by said title insurance policy.

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(iv)          All fees incurred by Beneficiary for its utilization of outside special counsel to advise it regarding the exchange and to advise Beneficiary as to protecting its first lien position shall be paid by Grantor.

(v)           All recording costs and partial reconveyance Trustee’s fees required to complete the exchange shall be paid by Grantor.

(vi)          The Exchange Property must be located entirely within the State of Washington the county in which the Property is located or in a county contiguous to one such county and shall have legal access thereto as Beneficiary shall in its sole discretion deem adequate for commercial timberland.

(vii)         The Exchange Property shall be commercial timberland having a value at the time of exchange reasonably equivalent to the value of the timberland to be exchanged therefor.

ARTICLE II.

Condemnation

2.1   Condemnation.

(a)   Should the Property or any part thereof or interest therein be taken or damaged by reason of any public improvement, eminent domain, or condemnation proceeding, or in any other manner (a “Condemnation”), or should Grantor receive any notice or other information regarding such a proceeding, Grantor shall give immediate written notice thereof to Beneficiary, except if the reasonably projected value of the interest involved in the Condemnation shall not exceed $5,000.

(b)   Beneficiary shall be entitled to 100% of all compensation, awards and other payments that exceed $5,000 in the aggregate for a single condemnation proceeding (“Condemnation Proceeds”) or relief therefor, and shall be entitled, at its option, to commence, appear in and prosecute any Condemnation proceeding in its own or Grantor’s name and make any compromise or settlement in connection with such Condemnation; provided that the aforesaid right to prosecute in the Grantor’s name and to enter into any compromise or settlement in connection therewith shall be available to Beneficiary only during such time as the Grantor is in default under this Deed of Trust.

(c)   Beneficiary shall apply the condemnation proceeds to the reduction of the Obligations in such order as Beneficiary may determine.

ARTICLE III.

ASSIGNMENTS OF RENTS, ISSUES, AND PROFITS

3.1   Assignments of Rents, Issues, and Profits.  Grantor hereby assigns and transfers to Beneficiary the rents, revenues, issues, profits, income, and benefits derived from the Property

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(collectively, the “Rents”), and hereby gives to and confers upon Beneficiary the right, power, and authority to collect the same.  Grantor irrevocably appoints Beneficiary its true and lawful attorney–in–fact, with power of substitution, at the option of Beneficiary at any time and from time to time following the occurrence and during the continuance of an Event of Default, to demand, receive and enforce payment of, to give receipts, releases and satisfactions for, and, in the name of Grantor or otherwise, to sue for the Rents and apply the same to the obligations; provided, however, that Grantor shall have the right to collect the Rents at any time prior to the occurrence of an Event of Default.  The foregoing is intended to constitute an absolute assignment by Grantor for the benefit of Beneficiary, subject only to the terms of this Deed of Trust.

ARTICLE IV.

Security Agreement

To secure the Obligations, Grantor hereby grants to Beneficiary a security interest in all timber that is severed from the real property covered by this Deed of Trust; provided, should Grantor not be in default under the Note or this Deed of Trust that any lien in favor of Beneficiary on severed timber shall automatically expire at such time as the timber in question is removed from the Property or, should the timber in question have been removed from the Property at the time the Grantor was in default under the Note or this Deed of Trust and such default is later cured, any lien in favor of Beneficiary on such removed timber shall automatically expire at the time of such cure.  This Trust Deed shall constitute a security agreement under Article 9 of the Uniform Commercial Code of the State of Washington.  The mailing address of Grantor and the address of Beneficiary from which information may be obtained are set forth in the introductory paragraph of this Deed of Trust.

ARTICLE V.

Events of Default; Remedies

5.1   Events of Default.  Each of the following shall constitute an Event of Default under this Deed of Trust:

(a)   Nonpayment.  Failure of Grantor to pay any of the Obligations, including without limitation payments required by this Deed of Trust, not later than 10 days from the due date thereof, as to any amounts due under the terms of the Note, and as to any other amounts, not later than 10 days from receipt by Grantor of written notice, given and received as provided in Section 6.3, from Beneficiary of the amount due.

(b)   Breach of Other Covenants.  Failure of Grantor to perform or abide by any other covenant included in the Obligations, including without limitation those covenants in the Commitment Letter or this Deed of Trust, or to correct any such failure within 20 days after written notice thereof deposited in the United States mail, addressed to Grantor at the address indicated on the first page hereof (or such other address as shall be hereafter designated by Grantor in writing in the manner provided for in Section 6.2 hereof) by first class mail with postage prepaid.  Provided that if any such breach by Grantor is not reasonably curable within

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said 20 days, Grantor shall not be deemed to be in default if it shall commence the cure of such breach within said 20-day period and diligently and continuously pursue such cure to completion.

(c)   Misinformation.  Falsity when made in any material respect of any representation, warranty or information furnished by Grantor to Beneficiary in or in connection with any of the Obligations or the said Commitment Letter.

(d)   Other Default.  The occurrence of any other Event of Default under any of the Obligations, after notice and any cure period if applicable.

(e)   Other Indebtedness, Secondary Financing.  Grantor’s default beyond applicable grace periods in the payment of any other indebtedness owed by Grantor to any person if such indebtedness is secured by all or any portion of the Property.

(f)    Bankruptcy.  The occurrence of any of the following with respect to the Property, Grantor, or the then owner of all or any part of the Property: (i) appointment of a receiver, liquidator, or trustee; (ii) adjudication as a bankrupt or insolvent; (iii) filing of any petition under any state or federal bankruptcy, reorganization, moratorium, or insolvency law, except an involuntary petition which is dismissed within sixty (60) days of its filing; (iv) institution of any proceeding for dissolution or liquidation, except an involuntary proceeding which is dismissed within sixty (60) days of its filing; (v) inability to pay debts when due; (vi) any general assignment for the benefit of creditors; or (vii) abandonment of the Property or any material portion thereof.

(g)   Termination of Business.  Voluntary or involuntary termination or suspension of the business of Grantor or the attachment or seizure of a portion of the Property.

(h)   Certain Taxes.  For purposes of this subsection (h), State Tax shall mean:

(i)            A specific tax on mortgages, trust deeds, secured indebtedness or any part of the indebtedness secured by this Deed of Trust.

(ii)           A specific tax on the grantor of property subject to a trust deed which the taxpayer is authorized or required to deduct from payments on the trust deed.

(iii)          A tax on property chargeable against the beneficiary or trustee under a trust deed or holder of the note secured thereby.

(iv)          A specific tax (other than an income tax or a gross receipts tax) on all or any portion of the indebtedness or on payments of principal and interest made by Grantor.  If any State Tax is enacted after the date of this Deed of Trust and is applicable to this Deed of Trust, enactment of the State Tax shall constitute an Event of Default, unless the following conditions are met:  Grantor may lawfully pay the tax or charge imposed by the State Tax without causing any resulting economic disadvantage or increase of tax to Beneficiary; and Grantor pays or agrees in writing to pay the tax or

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charge within thirty (30) days after written notice from Beneficiary that the State Tax has been enacted and is otherwise due and payable.

5.2   Remedies in Case of Default.  If An Event of Default shall occur, Beneficiary may exercise any one or more of the following rights and remedies, in addition to any other remedies which may be available by law, in equity, or otherwise:

(a)   Acceleration.  Beneficiary may declare all or any portion the Obligations immediately due and payable.

(b)   Receiver.  Beneficiary may have a receiver appointed for the Property. Beneficiary shall be entitled to the appointment of a receiver as a matter of right whether or not the apparent value of the Property exceeds the amount of the indebtedness secured by this Deed of Trust.  Grantor consents to the appointment of a receiver at Beneficiary’s option and waives any and all defenses thereto.

(c)   Possession.  Beneficiary may, either through a receiver or as lender–in–possession, enter and take possession of all or any part of the Property and use, operate, manage and control it as the Beneficiary shall deem appropriate in its sole discretion.  Upon request after an Event of Default, Grantor shall peacefully relinquish possession and control of the Property to Beneficiary or any receiver appointed under this Deed of Trust.

(d)   Rents and Profits.  Beneficiary may revoke Grantor’s right to collect the Rents and any profits from the harvest and sale of timber, and may, either itself or through a receiver, collect the same.  Beneficiary may harvest and sell timber from the Property and collect any profits or rents therefrom.  Beneficiary shall not be deemed to be in possession of the Property solely by reason of exercise of the rights contained in this subsection (d).  If Rents are collected by Beneficiary under this subsection (d), Grantor hereby irrevocably appoints Beneficiary as Grantor’s attorney–in–fact, with power of substitution, to endorse instruments received in payment thereof in the name of Grantor and to negotiate such instruments and collect the proceeds thereof.  After payment of all Obligations, any remaining amounts shall be paid to Grantor and this power shall terminate.

(e)   Power of Sale.  Beneficiary may direct the Trustee, and the Trustee shall be empowered, to exercise the power of sale granted herein in the manner provided by Washington law.

(f)    Foreclosure.  Beneficiary may judicially foreclose this Deed of Trust and obtain a judgment foreclosing Grantor’s interest in all or any part of the Property and giving Beneficiary the right to collect any deficiency remaining due after disposition of the Property.

(g)   Fixtures and Personal Property.  With respect to any fixtures or personal property subject to a security interest in favor of Beneficiary, Beneficiary may exercise any and all of the rights and remedies of a secured party under the Washington Uniform Commercial Code.  To the extent any notice is required under applicable law and is not waived by Grantor, Grantor agrees that as it relates to this paragraph only if such notice is marked, postage prepaid, to the Grantor at the above address at least five (5) days before the time of the sale or disposition,

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such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

(h)   Abandon Security.  Beneficiary may abandon any security afforded by this Deed of Trust or any other collateral by notifying Grantor of Beneficiary’s election to do so.

5.3   Sale.  In any sale pursuant to any judgment, the Property, to the extent permitted by law, may be sold as an entirety or in one or more parcels and in such order as Beneficiary may elect, without regard to the right of Grantor, any person claiming under Grantor, or any guarantor or surety to the marshalling of assets.  The purchaser at any such sale shall take title to the Property or the part thereof so sold free and clear of the estate of Grantor (other than statutory redemption rights, if any), the purchaser being hereby discharged from all liability to see to the application of the purchase money.  Any person, including Beneficiary, may purchase at any such sale.

5.4   Cumulative Remedies – No Duty to Marshall Assets.  All remedies under this Deed of Trust are cumulative and not exclusive.  Any election to pursue one remedy shall not preclude any other remedy.  No delay or omission in exercising any right or remedy, or any agreement to an extension of time, shall impair that or any other right or remedy or constitute a waiver of any default.  No release of any part of the Property or any person liable hereunder shall impair any other right or remedy or constitute a waiver of any default.

5.5   Receiver or Beneficiary–in–Possession.  Upon taking possession of all or any part of the Property, Beneficiary or a receiver may:

(a)   Management.  Use, operate, manage, control, and conduct business with the Property and make expenditures for such purposes and for maintenance and improvements as are reasonably necessary.

(b)   Rents and Revenues.  Collect all rents, revenues, income, issues, and profits from the Property, and may harvest and sell timber therefrom, and apply such sums to the reasonable expenses of use, operation, management, maintenance, and improvements.

(c)   Construction.  At its option, complete any construction in progress on the Property, and in that connection pay bills, borrow funds, employ contractors, and make any changes in plans and specifications as it deems appropriate.

(d)   Additional Indebtedness.  If the revenues produced by the Property are insufficient to pay expenses, Beneficiary or the receiver may borrow or advance such sums upon such terms as it deems reasonably necessary for the purposes stated in this section.  All advances shall bear interest, unless otherwise provided, at the default rate set forth in the Note, and repayment of such sums shall be secured by this Deed of Trust.

5.6   Application of Proceeds.  All proceeds realized from the exercise of the rights and remedies under this Article V shall be applied as follows:

(a)   Costs and Expenses.  To pay all costs of exercising such rights and remedies, including the costs of maintaining and preserving the Property, the costs and expenses of any

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receiver or lender–in–possession, the costs of any sale, and the costs and expenses provided for in Section 6.8 below.

(b)   Indebtedness.  To pay all the Obligations, in such order as Beneficiary shall deem appropriate in its sole discretion.

(c)   Surplus.  The surplus, if any, remaining after satisfaction of all the Obligations shall be paid to the clerk of the court.

5.7   Deficiency.  No sale or other disposition of all or any part of the Property pursuant to this Article V shall be deemed to relieve Grantor of any of the Obligations, except to the extent the proceeds thereof are applied to the payment of such Obligations.  If the proceeds of sale, collection or other realization of or upon the Property are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, Grantor shall remain liable for any deficiency.

5.8   Waiver of Stay, Extension, Moratorium and Valuation Laws.  To the fullest extent permitted by law, Grantor hereby waives the benefit of any existing or future stay, extension or moratorium law which may affect observance or performance of the provisions of this Deed of Trust and any existing or future law providing for the valuation or appraisal of the Property prior to any sale.

ARTICLE VI.

General Provisions

6.1   Time is of the Essence.  Time is of the essence with respect to all covenants and obligations of Grantor under this Deed of Trust.

6.2   Reasonability and Materiality.  Whenever this Deed of Trust shall require or permit Grantor or Beneficiary to exercise judgment or discretion or otherwise make any subjective determination, including the giving of consent or approvals hereunder, both Grantor and Beneficiary shall do so reasonably and in good faith.  All provisions requiring Grantor to pay costs, expenses or fees shall be construed as requiring the payment of only such costs, expenses and fees as shall be reasonable.  Grantor’s representations, warranties and covenants in this Deed of Trust shall be deemed to include and shall be subject to a materiality standard, in that an immaterial inaccuracy, breach or default may not be used by Beneficiary as a basis to declare the existence of an Event of Default, accelerate the indebtedness secured hereby and/or otherwise exercise remedies available to Beneficiary in the event of a default hereunder.  “Material” items shall include, but shall not be limited to, a default in monetary payment, not properly maintaining the Property, violating the prohibition against placing additional liens on the Property (or any part thereof), a default in the environmentally related provisions of the Commitment Letter, or material misrepresentation of fact.

6.3   Notice.  Except as otherwise provided in this Deed of Trust, all notices pertaining hereto shall be in writing and may be delivered by hand, or mailed by first class mail, postage prepaid, and addressed to the appropriate party at its address set forth at the outset of this Trust

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Deed.  In addition, a copy of any notice to Beneficiary shall be delivered or mailed by first class mail postage prepaid and addressed to Neil Auble, Associate Counsel, John Hancock Mutual Life Insurance Company, Law Department, John Hancock Place, P. O. Box 111, Boston, MA  02117.  Any party may change its address for such notices from time to time by notice to the other parties.  Notices given by mail in accordance with this paragraph shall be deemed to have been received three (3) business days after mailing; notices given by hand shall be deemed to have been given when received.

6.4   Deed of Trust Binding on Successors and Assigns.  This Deed of Trust shall be binding upon and inure to the benefit of the successors and assigns of Grantor, Trustee and Beneficiary.

6.5   Statute of Limitations.  The pleading of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust is hereby waived to the full extent permissible by law.

6.6   Usury Laws.  Notwithstanding any provision herein or in the Note, the total liability for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of the State of Washington.

6.7   Administrative Fees of Beneficiary.  Grantor promises to pay and reimburse Beneficiary for administrative fees, costs, and expenses, including attorneys’ fees, incurred in reviewing and processing post–closing requests of Grantor.  With respect to requests which involve purely administrative functions and which do not affect any obligations under any of the Loan Documents (defined as the Note, the Commitment Letter, UCC filing(s), and this Deed of Trust) or the Property, such fees, costs, and expenses shall be limited to Beneficiary’s normal and customary fees, costs, and expenses; all other requests shall not be limited.

6.8   Reconveyance by Trustee.  At any time upon the request of Beneficiary, payment of Trustee’s fees, if any, and presentation of this Deed of Trust, without affecting liability of any persons for the payment of the Obligations, Trustee may reconvey, without warranty, all or any part of the Property.  The grantee in any reconveyance may be described as the “person or persons legally entitled thereto,” and the recitals therein of any facts shall be conclusive proof of the truthfulness thereof.

6.9   Substitute Trustee.  In the event of dissolution or resignation of the Trustee, or for any other reason, Beneficiary may substitute one or more trustees to execute the trust hereby created, and the new trustee(s) shall succeed to all the powers and duties of the prior trustee(s).

6.10 No Partnership or Joint Venture.  Grantor acknowledges and agrees that in no event shall Beneficiary be deemed to be a partner or joint venturer with Grantor.  Without limitation of the foregoing, Beneficiary shall not be deemed to be such a partner or joint venturer on account of its becoming a mortgagee in possession or exercising any rights pursuant to this Deed of Trust or pursuant to any other instrument or document securing any portion of the indebtedness secured hereby or on account of receiving any release fee for partial releases of this Deed of Trust, or otherwise.

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6.11 No Personal Liability of General Partners.  In any action brought to enforce the obligation of the maker of the Note secured hereby to pay the indebtedness evidenced by such Note or to enforce the obligation of Grantor to pay any indebtedness or obligation created or arising under this Deed of Trust, any judgment or decree shall be enforceable against the General Partners of Grantor only to the extent of their interests in the Property, and any such judgment or decree shall not be subject to execution on, nor be a lien on, assets of such General Partners of Grantor other than their interests in the Property.  The foregoing shall in no way otherwise affect the personal liability of Grantor.

6.12 Successors in Interest.  This Trust Deed applies to, inures to the benefit of, and is binding not only on the parties hereby, but on their heirs, executors, administrators, successors, and assigns.  The term “Beneficiary” shall mean the holder and owner, including pledgees, of the Note, whether or not named as Beneficiary herein and any owner or holder of the beneficiary interest under this Trust Deed.

6.13 Right to Release.  Without affecting the liability of any other person for the payment of any indebtedness herein mentioned (including Grantor should it convey the Property) and without affecting the lien or priority hereof upon any property not released, Beneficiary may, without notice, release any person so liable, extend the maturity or modify the terms of any such obligation, or grant other indulgences, release or reconvey or cause to be released or reconveyed at any time all or any part of the Property, take or release any other security or make compositions or other arrangements with debtors.  Beneficiary may also accept additional security, either concurrently herewith or hereafter, and sell same or otherwise realize thereon either before, concurrently with, or after sale hereunder.

6.14 Marshalling of Assets.  To the extent allowed by applicable law, Grantor on its own behalf and on behalf of its successors and assigns hereby expressly waives all rights to require a marshalling of assets by the Trustee or Beneficiary or to require Trustee or Beneficiary to first resort to the sale of any portion of the Property which might have been retained by Grantor before foreclosing upon and selling any other portion as may be conveyed by Grantor subject to this Deed of Trust.

6.15                 Expenses and Attorney Fees.  If Beneficiary refers any of the Obligations to an attorney for collection or seeks legal advice following a default; if Beneficiary is the prevailing party in any litigation instituted in connection with any of the Obligations; or if Beneficiary or any other person initiates any judicial or nonjudicial action, suit or proceeding in connection with any of the Obligations or the Property (including but not limited to proceedings under federal bankruptcy law, eminent domain, under probate proceedings or in connection with any state or federal tax lien), and an attorney is employed by Beneficiary to (a) appear in any such action, suit or proceeding, or (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Beneficiary’s interests, then in any such event Grantor shall pay reasonable attorney fees, costs and. expenses incurred by Beneficiary and/or its attorney in connection with the above mentioned events or any appeals related to such events, including but not limited to costs incurred in searching records, the cost of title reports and the cost of surveyors’ reports.  Such amounts shall be secured by this Deed of Trust and shall bear interest at the rate of 12.65 percent per annum from the date Beneficiary’s written demand for reimbursement to Grantor therefor is forwarded to Grantor; and all such sums and the interest thereon shall be immediately

25

due and payable and be added to and become a part of the Obligations secured hereby in such manner or order as Beneficiary may desire or determine and be secured hereby, having the benefit of the lien hereby created and of its priority.

6.16 Applicable Law.  The laws of the State of Washington shall govern the validity, interpretation, performance, and enforcement of this Deed of Trust.

6.17 Captions.  The captions to the sections and paragraphs of this Deed of Trust are included only for the convenience of the parties and shall not have the effect of defining, diminishing, or enlarging the rights of the parties or affecting the construction or interpretation of any portion of this Deed of Trust.

6.18 “Person” Defined.  As used in this Deed of Trust, the word “person” shall mean any natural person, partnership, trust, corporation, or other legal entity of any nature.

6.19 Severability.  If any provision of this Deed of Trust shall be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Deed of Trust, and such other provisions shall be construed as if the invalid, illegal, or unenforceable provision had never been contained herein.

6.20 Statutory Notice.  ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

6.21 Regulation G.  No part of the proceeds from the loan secured by this Deed of Trust will be used for the purpose (whether immediate, incidental, or ultimate) of “purchasing” or “carrying” any “margin security” as such terms are defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve Systems, or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.

Executed as of the date first above written.

GRANTOR:

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP, BY POPE MGP, INC.,
Its Managing General Partner

By:	/s/ G. H. Folquet
Signature
George H. Folquet

Its:	President
Title
ATTEST:	/s/ Thomas A. Griffin
Signature

Treasurer
Title

26

STATE OF WASHINGTON	)
) ss.
COUNTY OF KITSAP	)

On this 29th day of April, 1992, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared George H. Folquet and Thomas A. Griffin, to me known to be the President and Treasurer, respectively, of Pope MGP, Inc., the corporation that executed the foregoing instrument as Managing General Partner of Pope Resources, A Delaware Limited Partnership and acknowledged the said instrument to be the free and voluntary act and deed of said corporation on behalf of said Pope Resources, A Delaware Limited Partnership, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument.

Witness my hand and official seal hereto affixed the day and year first above written.

/s/ Fay Schultz
Notary Public in and for the State of Washington, residing at	Poulsbo
My Commission expires:	8/22/93

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Exhibit A

PARCEL 1:

Government Lot 3, EXCEPT the West 1/2 of the North 660 feet thereof and All of Government Lot 4 and the South 1/2 of the Northwest 1/4 in Section 3;

Government Lot 1 through 4, South 1/2 of the North 1/2 and the North 1/2 of the South 1/2, and the Southwest 1/4 of the Southwest 1/4 of Section 4;

Government Lots 1 and 5 and the West 3/4 of Section 5;

The Northeast 1/4 and the North 1/2 of the Northwest 1/4 and the Southeast 1/4 of the Northwest 1/4 of Section 16; Government Lot 3 in Section 20;

South 1/2 of the Northwest 1/4 and the North 1/2 of the Southwest 1/4 of Section 29, EXCEPT the East 30 feet of the Northeast 1/4 of the Southwest 1/4; ALSO EXCEPT the following described tract:

a)                                Beginning at the Southeast corner of the Southeast 1/4 of the Northwest 1/4 of said Section 29;
thence North 80 rods;
thence West 40 rods;
thence South to the Creek;
thence following along said Creek back to the place of beginning;
said tract being designated on the County Assessor’s Plat and Description Book as Tax No. 4 in said Section 29;

All in Township 25 North, Range 2 West, W.M., Situate in Jefferson County, Washington.

PARCEL 2:

Government Lots 3 and 4 and the West 1/2 of the Northwest 1/4, Section 1, TOGETHER WITH tidelands of the second class as conveyed by the State of Washington, situate in front of, adjacent to and abutting thereon; Government Lots 1, 3, the East 1/2 of the Northeast 1/4 of Government Lot 4, the West 1/2 of the Southwest 1/4 of the Northeast 1/4; the Northwest 1/4 of the Southwest 1/4 of the Northwest 1/4; the South 1/2 of the Northeast 1/4 of the Southwest 1/4; the Southeast 1/4 of the Southwest 1/4, the North 1/2 of the Southeast 1/4, the Southwest 1/4 of the Southeast 1/4, and the Northwest 1/4 of the Southeast 1/4 of the Southeast 1/4, Section 2, EXCEPT Coyle County Road right of way as disclosed by Jefferson County Engineers Resolution recorded under Auditor’s File No. 286585;

the Northwest 1/4 of the Northwest 1/4, EXCEPT the Southwest 1/4 thereof in Section 11, EXCEPT Old Coyle County Road right of way and New Coyle County Road right of way as disclosed by Jefferson County Engineer Resolution recorded under Auditor’s File No. 286585;

Government Lot 3, the Northeast 1/4 of the Northeast 1/4 and the Northwest 1/4 of the Northwest 1/4, Section 22, EXCEPT Coyle County Road right of way as disclosed by Jefferson County Engineers Resolution recorded under Auditor’s File No. 286585, TOGETHER WITH tidelands of the second class as conveyed by the State of Washington, situate in front of, adjacent to and abutting upon said Government Lot 3;

Government Lot 1, Section 23, TOGETHER WITH tidelands of the second class, as conveyed by the State of Washington, situate in front of, adjacent to and abutting thereon;

the Northwest 1/4, Section 27;

ALSO EXCEPT the following described Tract in Section 23;

That portion of Government Lot 1 of said Section 23, described as follows:

Commencing at the Northeast corner of Section 22, Township 26 North, Range 1 West, W.M.;
thence South 80 rods;
thence East to the meander line of Government Lot 1;
thence in a Northeasterly direction along the meander line to the meander corner between Sections 14 and 23;
thence West to the point of beginning, said tract being designated on the County Assessor’s Plat and Description Book as Tax No. 1 of said Section 23;

EXCEPT Coyle County road right of way as conveyed by deeds recorded under Auditor’s File Nos. 188592 and 212026;

All in Township 26 North, Range 1 West, W.M., in Jefferson County, Washington.

2

PARCEL 3:

Government Lots 6 and 7, the Southwest 1/4, and the West 1/2 of the Southeast 1/4, Section 1;
Government Lots 3 and 4, Section 28, and those portions of the Northwest 1/4 and Northeast 1/4 of the Southwest 1/4 and the Southeast 1/4 of the Southwest 1/4 and the Southwest 1/4 of the Southeast 1/4 of Section 28, Township 26 North, Range 2 West, W.M., lying Southerly and Westerly of the Dosewallips River;
and the South 1/2 of the Southwest 1/4 of the Northeast 1/4 and South 1/2 of Section 29; Government Lot 2, the South 1/2 of the Southeast 1/4 of the Northwest 1/4 and the South 1/2 of Section 30;
Government Lot 4, the North 1/2; the Southeast 1/4 and the South 1/2 of the Southwest 1/4, Section 32;

Government Lot 3, the Northwest 1/4 of the Northwest 1/4, the South 1/2 of the Northwest 1/4, and the South 1/2, Section 33;
Those portions of Government Lots 1 and 2, and the South 1/2 of the Northeast 1/4 of Section 33, Township 26 North, Range 2 West, W.M., lying Southerly and Westerly of the Dosewallips River;
the Southwest 1/4 of the Southwest 1/4, and the Southwest 1/4 of the Southeast 1/4,
EXCEPT portion East of river, Section 34;

ALL in Township 26 North. Range 2 West;

EXCEPT the Dosewallips County Road as conveyed by Auditor’s File No. 212027.

PARCEL 4:

The West 1,335 feet of that portion of H.E. Survey No. 253 in the Olympic National Forest in Section 3, unsurveyed, Township 26 North, Range 2 West, W.M., in Jefferson County, Washington, lying South of the present Olympic Highway, also known as Primary State Highway No. 9, the whole of said H.E. Survey No. 253 being described as follows:

Beginning at corner No. 1, identical with the quarter corner to Section 2 and 3, Township 26 North, Range 2 West, W.M.;
thence North 45° 06’ West 16.52 chains to corner No. 2;
thence North 89° 04’ West 22.77 chains to corner No. 3;
thence South 1° 32’ West 23.89 chains to corner No. 4;
thence North 64° 01’ East 9.45 chains to corner No. 5;
thence South 89° 56’ East 26.40 chains to corner No. 6;
thence North 38° East 7.67 chains to corner No. 1, the place of beginning;

3

EXCEPTING from the above described tract those portions thereof included in the Olympic Highway or deeded to the State of Washington for the Olympic Highway, by deed dated December 21, 1937, recorded in Volume 108 of Deeds, page 144, records of Jefferson County; said tract is designated on the Assessor’s Plat and Description Book as Tax No. 2 in said Section 3, Township 26 North, Range 2 West, W.M.

PARCEL 5:

The Southeast 1/4 of the Southwest 1/4 of Section 2, Township 26 North, Range 2 West, W.M., in Jefferson County, Washington;

EXCEPTING THEREFROM the following described tract:

Commencing at the Southwest corner of the South 1/2 of the Northeast 1/4 of the Southwest 1/4 of said Section 2;
thence South along the West line of the Southeast 1/4 of the Southwest 1/4 of said Section 2, 348 feet;
thence Eastward 60° East of North 771 feet to the South line of said South 1/2 of the Northeast 1/4 of the Southwest 1/4;;

thence to the place of beginning;
said tract being designated on the County Assessor’s Plat and Description Book as Tax No. 1 of said Section 2;

ALSO EXCEPTING THEREFROM the right of way of State Road No. 9.

PARCEL 6:

Government Lot 1 and the Southeast 1/4 of the Northeast 1/4, Section 5, lying Westerly of Secondary State Highway No. 9–E right of way (Port Ludlow to South Point Road);

ALSO all of Government Lot 2 the Southwest 1/4 of the Northeast 1/4, and the Southeast 1/4 of Section 5;
the West 1/2 of Section 5;
All of Sections 6, 7 and 8;

4

The Northwest 1/4;
the Southwest 1/4, EXCEPT that portion of Government Lot 3 and the Northeast 1/4 of the Southwest 1/4 lying Southeasterly of Jefferson County Road right of way as conveyed to Jefferson County by instrument recorded under Auditor’s file Nos. 177018, 178775 and 179292, in Section 17;
All of Section 18, EXCEPT the West 8 feet of the Northeast 1/4 of the Southeast 1/4 of the Southwest 1/4 thereof;
EXCEPT that portion of the Southeast 1/4 of the Southeast 1/4 of said Section 8, being more particularly described as beginning at the Southwest corner of Lot 15, Division 8, Plat of Bridgehaven, as per plat recorded in Volume 6 of Plats, pages 53 and 54, records of Jefferson County, Washington;
thence South 0° 26’ 20” West along the Section line between said Section 8 and Section 9, 128.0 feet to the True Point of Beginning;
thence continuing along said Section line South 0° 26’ 20” West 240.0 feet;
thence North 89° 33’ 40” West 100.00 feet;
thence North 0° 26’20” East 240.00 feet;
thence South 89° 33’ 40” East 100.00 feet to the True Point of Beginning;

All in Township 27 North, Range 1 East, W.M., in Jefferson County, Washington.

PARCEL 7:

The Northeast 1/4, EXCEPT the North 1/2 of the Southwest 1/4 of the Northeast 1/4;
the Northwest 1/4, EXCEPT the Northwest 1/4 of the Northwest 1/4 of the Northwest 1/4;
EXCEPT Plat of Cedarholm Villa, as per plat recorded in Volume 2 of Plats, page 119, records of Jefferson County, Washington;

ALSO EXCEPT the East 8 feet of the Northwest Quarter of the Southwest Quarter of the Northwest Quarter;

ALSO EXCEPT right of way of Thorndyke Road (County Road No. 9) as conveyed to Jefferson County by instruments recorded under Auditor’s File No. 195647, 195649 and 195650, All in Section 19, Township 27 North, Range 1 East, W.M., in Jefferson County, Washington.

PARCEL 8:

Lots 1 and 2, Lots 55, 56 and 57, EXCEPT the East 10 feet thereof;

Lot 79, EXCEPT the West 10 feet thereof; and Lots 80 through 98 inclusive, Cedarholm Villa Tracts, as per plat recorded in Volume 2 of Plats, page 119, records of Jefferson County, Washington.

5

PARCEL 9:

All of Section 1;
All of Section 2;
Government Lots 1, 2, the South 1/2 of the Northeast 1/4, the South 1/2, EXCEPT Dabob–Coyle County Road right of way, Section 3;
the North 1/2 of the Northwest 1/4 (also known as Government Lots 3 and 4);
the South 1/2 of the Northwest 1/4, EXCEPT Dabob–Post Office County Road right of way and Dabob County Road right of way and Carl Johnson County Road right of way as conveyed by instrument recorded in Volume 1 of Road Waivers and Auditor’s File No. 112297, ALSO EXCEPT that portion of the South 50 feet (as measured along the East line of the Northwest 1/4) lying Easterly of Dabob Post Office Road, Section 4;
Government Lots 2 and 3, EXCEPT Quilcene Center County Road right of way, the East 1/2 of the Southwest 1/4, and the Southwest 1/4 of the Southeast 1/4, Section 5;
the South 3/4 of the Southeast 1/4, Section 7;
the West 1/2 of the Southwest 1/4, Section 10;
All of Section 11;
All of Section 12;
the North 1/2, the Southwest 1/4, EXCEPT the East 20 feet of the North 3/4 of the East 1/2 of the Southwest 1/4, Section 13;
the East 3/4;
the Northwest 1/4 of the Northwest 1/4, the South 1/2 of the Southwest 1/4 of the Southwest 1/4, Section 14;
the West 1/2 of the Northeast 1/4, Section 15;
the North 1/2 of the Northeast 1/4, Section 18;
the Southwest 1/4 of the Northeast 1/4, the North 1/2 of the Southeast 1/4, the Southeast 1/4 of the Southeast 1/4, Section 22;
All of Section 23, EXCEPT Dabob–Coyle County Road right of way;

the Northeast 1/4, the Southeast 1/4 of the Northwest 1/4, the Northeast 1/4 of the Southeast 1/4, Section 26;

the Northeast 1/4, the Southwest 1/4, the North 1/4 of the Southeast 1/4, the South 1/4 of the Southeast 1/4; EXCEPT that portion of the West 1/2 of the Southwest 1/4 of the Northwest 1/4 of the Southwest 1/4 lying Westerly of County Road, Section 29;

Government Lots 1, 2 and 3, EXCEPT that portion of the North 800 feet of said Government Lot 1 lying Westerly of County Road, Section 31;

the Northwest 1/4 of the Northeast 1/4, the Northwest 1/4, the North 1/2 of the Southwest 1/4, Section 32;

EXCEPT East Quilcene County Road, Lindsay Hill County Road right of way in Sections 20, 29, 32, Camp Discovery County Road right of way in Sections 22 and 23, and Wahl Lake County Road right of way in Sections 1 and 2 as disclosed by Jefferson County Engineers Resolution recorded under Auditor’s File No. 286585;

ALSO EXCEPT that portion of Section 31 which is delineated on Survey recorded in Volume 9 of Surveys, pages 42 and 43 and re–recorded in Volume 9 of Surveys, pages 47 and 48;

6

ALSO EXCEPT the following described tract:

Beginning at the Southwest corner of the Northwest 1/4 of the Southwest 1/4 of said Section 32;
thence East 2,070 feet;
thence North 300 feet;
thence West 360 feet;
thence South 270 feet;
thence West 1,710 feet to the West line of said Section 32;
thence continuing West 30 feet;
thence South 30 feet;
thence East 30 feet to said Southwest corner and point of beginning;

All in Township 27 North, Range 1 West, W.M., in Jefferson County, Washington.

PARCEL 10:

The Southeast 1/4 of Government Lot 5 (the Southeast 1/4 of the Southwest 1/4 of the Northwest 1/4) and the Southeast 1/4 of the Northwest 1/4 in Section 6, Township 27 North, Range 1 West, W.M., in Jefferson County, Washington.

PARCEL 11:

The West 1/2 of the East 1/2 in Section 20, Township 27 North, Range 1 West, W.M., in Jefferson County, Washington;

EXCEPT Broad Spit County Road right of way;

ALSO EXCEPT the North 135’ of the East 510’ of the Northwest 1/4 of the Southeast 1/4;
ALSO EXCEPT that portion of the East 450’ of the Southwest 1/4 of the Northeast 1/4 of said Section 20, lying South and Easterly of the County Road known as Broad Spit Road;

ALSO EXCEPT that portion of the East 1/2 of the Southwest 1/4 of the Northwest 1/4 lying North and East of Broad Spit Road and described as follows:

Beginning at a point 1,002.48 feet North and 1,247.31 feet East of the Southwest corner of the Southwest 1/4 of the Northeast 1/4 of Section 20, Township 27 North, Range 1 West, W.M., which point is Station 21+67.9 on the survey of C.R.P.#70 (Broad Spit Road);
thence along the center line of said road South 25° West a distance of 107.5 feet;

7

thence South 40° 17’ West a distance of 198.2 feet;
thence South 55° 48’ East a distance of 57.4 feet;
thence South 32° 13’ West a distance of 141.9 feet;
thence South 30° 03’ West a distance of 70.2 feet;
thence South 53° 02’ East a distance of 109.1 feet;
thence South 8° 51’ West a distance of 51.0 feet;
thence South 21° 35’ West a distance of 62.9 feet;
thence South 44° 11’ West a distance of 205.4 feet;
thence South 81° 20’ East a distance of 74.1 feet;
thence North 50° 12’ East a distance of 461.9 feet;
thence North 77° 57’ East a distance of 10 feet, more or less, to the East line of the said Southwest 1/4 of the Northeast 1/4;
thence Northerly along said East line a distance of 523.58 feet;
thence Westerly a distance of 72.7 feet, more or less, to the point of beginning.

PARCEL 12:

A strip of land 100 feet in width on either side of the North Fork of that unnamed creek which crosses Broad Spit Roat at approximate survey station 38400 lying within the Southwest 1/4 of the Northeast 1/4, Section 20, Township 27 North, Range 1 West, W.M., in Jefferson County, Washington.

PARCEL 13:

Tract 28 of Seahome Addition, as per plat recorded in Volume 2 of Plats, on page 124, records of Jefferson County, EXCEPT the West 30 feet thereof conveyed to Jefferson County for county road by deed dated August 15, 1960 and recorded under Auditor’s File No. 167973, records of said county;

TOGETHER WITH tidelands of the second class, as conveyed by the State of Washington, situate in front of, adjacent to and abutting upon said Tract 28 and extending to extreme low tide.

PARCEL 14:

All of Section 24, the North 900 feet of Government Lot 1, the North 1,056 feet of Government Lot 3, as measured along the West line thereof, All of Government Lot. 2, and the West 1/4 of Section 25;

TOGETHER WITH tidelands of the second class as conveyed by the State of Washington, situate in front of, adjacent to, and abutting thereon;

EXCEPT Thorndyke County Road right of way No. 9, all in Township 27 North, Range 1 West, in Jefferson County, Washington.

8

PARCEL 15:

Government Lots 3 and 4 and the South 1/2 of the Northwest 1/4 and the Southwest 1/4 of Section 3;
Government Lots 1, 2 and the Southeast 1/4 of the Northeast 1/4, Section 4;
the Northeast 1/4 of the Northeast 1/4 and the West 1/2 of the Northeast 1/4, Section 9;
the North 1/2 of the Northwest 1/4, Section 10;
the Southwest 1/4 of the Northwest 1/4, Section 14;
the Southeast 1/4 of the Northeast 1/4, Section 28;

All in Township 27 North, Range 2 West, W.M., in Jefferson County, Washington.

PARCEL 16:

Government Lots 1, 2, 3 and 4, Section 19;
the South 1/2 of the Southwest 1/4 of the Northwest 1/4;
the North 1/2 of the Northwest 1/4, EXCEPT right of way, if any, of Teal Lake County Road;
the Northwest 1/4 of the Northeast 1/4, Section 27;
the East 1/2 of the Northwest 1/4 of the Northeast 1/4;
the Southwest 1/4 of the Northeast 1/4;
the South 1/4 of the Southeast 1/4 of the Northeast 1/4, EXCEPT right of Teal Lake County Road;
the Southeast 1/4, EXCEPT right of way of Teal Lake County Road, Section 28;
the Northwest 1/4, the South 1/2 of the Southwest 1/4;
the Northeast 1/4 of the Southwest 1/4;
the Southwest 1/4 of the Northeast 1/4;
the East 1/2 of the Northwest 1/4 of the Southwest 1/4;
the West 1/2 of the Southeast 1/4, Section 29;
Government Lots 1, 2, 3 and 4;
the East 1/2 of the West 1/2;
the Northeast 1/4;
the South 1/2 of the Southeast 1/4;
the Northwest 1/4 of the Southeast 1/4;
the West 1/2 of the Northeast 1/4 of the Southeast 1/4, Section 30;
the West 1/2;
the Northeast 1/4;
the West 1/2 of the Southeast 1/4;
the Northeast 1/4 of the Southeast 1/4 of Section 31;
the East 1/2 of the Northeast 1/4 and the Northwest 1/4 of the Northeast 1/4;
and that portion of the Northeast 1/4 of the Southeast 1/4 lying Northerly of the Northerly right of way margin of State Highway 104 as conveyed to the State of Washington by instrument recorded under Auditor’s File No. 161495;
the Northwest 1/4 and the Northwest 1/4 of the Southwest 1/4 of Section 32;

9

EXCEPT right of way of State Highway No. 104, as conveyed to the State of Washington by instruments recorded under Auditor’s File Nos. 175315 and 190277;

ALSO EXCEPT County Road right of way as conveyed in Auditor’s File No. 108201;

EXCEPT that portion thereof described as follows:

Beginning at the Northeast Section corner of said Section 27;
thence South 89° 51’ 30” West, 1,269.11 feet to the True Point of Beginning;
thence South 0° 08’ 30” East, 405.00 feet;
thence South 89° 51’ 30” West 160.00 feet;
thence North 0° 08’ 30” West, 110.00 feet;
thence North 89° 51’ 30” East, 150.00 feet;
thence North 0° 08’ 30” West 295.00 feet;
thence North 89° 51’ 30” East 10.00 feet to the True Point of Beginning;

EXCEPT that portion thereof described as follows:

Beginning at Mile Post 8.87 on SR 104 at the intersection of the Beaver Valley County Road;
thence North 18° 43’ 40” East a distance of 375 feet;
thence North 71° 16’ 20” West a distance of 35 feet to the True Point of Beginning;
thence continuing North 71° 16’ 20” West a distance of 190 feet;
thence North 18° 43’ 40” East a distance of 280 feet;
thence South 71° 16’ 20” East a distance of 190 feet;
thence South 18° 43’ 40” West a distance of 280 feet along the existing county right of way line to the Point of Beginning;

EXCEPT right of way for State Highway 104 as conveyed to the State of Washington by instrument recorded under Auditor’s File No. 175315;

ALSO EXCEPT right of way of Beaver Valley Road as conveyed to Jefferson County by instrument recorded under Auditor’s File No. 255052;

10

ALSO EXCEPT that portion of Government Lot 2 said Section 30, lying southeasterly of a line beginning at a point opposite Highway Engineer’s Station (hereinafter referred to as HES) 493+35 on the SR 104 survey line of SR 104, Browns Lake to South Point Road and 75 feet Northeasterly therefrom;
thence Northeasterly to a point opposite HE5 493+79.06 and 151.63 feet Northeasterly therefrom and the end of this line description;

All in Township 28 North, Range 1 East, W.M., in Jefferson County, Washington.

PARCEL 17:

Government Lot 1, Government Lot 2, Government Lot 5, Government Lot 6, the West 30 acres of Government Lot 4; the Southeast 1/4 of the Northwest 1/4, and the West 1/2 of the Southwest 1/4, Section 15; Government Lots 1 and 2, the West 1/2, and the Northwest 1/4 of the Southeast 1/4, Section 22; EXCEPT Ludlow Beach Tracts No. 2, as per plat recorded in Volume 3 of Plats, page 28, TOGETHER WITH tidelands of the second class as conveyed by the State of Washington, situate in front of, adjacent to and abutting said Government Lot 1, Section 15;

ALSO EXCEPT Tala Shores No. 1, 2 and 3 as per plats recorded in Volume 4 of Plats, pages 28 and 29; Volume 4 of Plats, page 49, and Volume 5 of Plats, pages 5 and 6, respectively;

ALSO EXCEPT that portion of said Northwest 1/4 of the Southeast 1/4, Section 22, lying Northeasterly of County Road No. 6, also known as Magnolia Boulevard, as conveyed by deed recorded under Auditor’s File No. 173385;

ALSO EXCEPT the South 520 feet of the South 1/2 of the Northwest 1/4 of the Southeast 1/4 of said Section 22;

ALSO EXCEPT the South 520 feet of the East 1/2 of the Southeast 1/4 of the Northeast 1/4 of the Southwest 1/4 of said Section 22;

ALSO EXCEPT Watson County Road right of way;

ALSO EXCEPT Ludlow–Paradise County Road No. 6 right of way;

ALSO EXCEPT the following described Parcels A, B, C and D;

11

A.                                   That portion of Government Lot 1 and that portion of Government Lot 2 said Section 15, described as follows:

Beginning at the 1/4 corner common to Sections 15 and 16, Township 28 North, Range 1 East, W.M., and running thence along the Section line between said Sections North 0° 09’ 06” West 824.19 feet to the meander corner between said Sections;
thence South 4° 22’ 37” East 109.82 feet;
thence North 30° 04’ 43” East 575.63 feet;
thence North 25° 53’ 53” East 205.25 feet to the Southwest corner of the tract herein described and the True Point of Beginning;
thence South 63° 39’ 02” East 592.00 feet;
thence North 26° 21’ 45” East 400.00 feet;
thence North 63° 39’ 02” West 572.08 feet;
thence South 37° 42’ 23” West 113.19 feet;
thence South 25° 53’ 53” West 289.03 feet to the True Point of Beginning; including intervening land, if any, between the above described tract and the Government Meander line and bounded by the extended side lines thereof;

TOGETHER WITH tidelands of the second class, situate in front of, adjacent to and abutting thereon.

B.                                     That portion of Government Lot 1 and that portion of Government Lot 2 said Section 15, described as follows:

Beginning at the 1/4 corner common to Sections 15 and 16, Township 28 North, Range 1 East, W.M., and running thence along the Section line between said Sections, North 0° 09’ 06” West 824.19 feet to the meander corner between said Sections;
thence South 4° 22’ 37” East 109.82 feet;
thence North 30° 04’ 43” East 280.44 feet to the Southwest corner of the Tract herein described and the True Point of Beginning;
thence South 63° 39’ 02” East 609.47 feet;
thence North 26° 21’ 45” East 499.81 feet;
thence North 63° 39’ 02” West 592.00 feet;
thence South 25° 53’ 53” West 205.25 feet;
thence South 30° 04” 43” West 295.19 feet to the True Point of Beginning; including intervening land, if any, between the above described tract and the Government Meander line;

TOGETHER WITH tidelands of the second class, situate in front of, adjacent to and abutting thereon.

12

C.                                     That portion of Government Lot 1 said Section 15, described as follows:

Beginning at the 1/4 corner common to Sections 15 and 16, Township 28 North, Range 1 East, W.M., and running thence along the Section line between said Section, North 0° 09’ 06” West 824.19 feet to the Meander corner between said Sections;
thence South 4° 22’ 37” East 109.82 feet;
thence North 30° 04’ 43” East 180.23 feet to the True Point of Beginning;
thence South 63° 39’ 02” East 615.97 feet;
thence North 26° 21’ 45” East 100.00 feet;
thence North 63° 39’ 02” West 609.47 feet;
thence South 30° 04’ 43” West 100.21 feet to the True Point of Beginning;
including intervening land, if any, between the above described tract and the Government Meander line;

TOGETHER WITH tidelands of the second class, situate in front of, adjacent to, and abutting thereon.

D.                                    Beginning at a point 617.61 feet East and 637 feet South of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 22;

thence East for a distance of 208.71 feet;

thence South, for a distance of 208.71 feet;

thence West for a distance of 208.71 feet; thence North for a distance of 208.71 feet to the Point of Beginning;

All in Township 28 North, Range 1 East, W.M., in Jefferson County, Washington.

13

PARCEL 18:

The Southeast 1/4 of the Southwest 1/4;
the Southwest 1/4 of the Southeast 1/4;
Government Lot 1 and that portion of the Northeast 1/4 of the Southeast 1/4 lying Southerly of the Southerly right of way line of State Highway No. 9–E, also known as State Route 104, as conveyed by deeds recorded under Auditor’s File Nos. 161495 and 175315, All in Section 32, Township 28 North, Range 1 East, W.M., in Jefferson County, Washington;

TOGETHER WITH tidelands of the Second Class as conveyed by the State of Washington, situate in front of, adjacent to and abutting said Government Lot 1;

EXCEPT Secondary State Highway No. 9–E right of way (Port Ludlow to South Point);

ALSO EXCEPT that portion of County road right of way as conveyed by deed recorded under Auditor’s File No. 108201;

ALSO EXCEPT State Highway No. 9–E (SR 104) right of way as conveyed by deed recorded under Auditor’s File No. 190277;

ALSO EXCEPT the following described Tract:

The South 1,200 feet of the Southeast 1/4 of the Southeast 1/4 of Section 32, Township 28 North, Range 1 East, W.M., lying Easterly of Secondary State Highway No. 9–E, Port Ludlow to South Point, as conveyed by Deed filed July 21,1948 under Auditor’s File No. 114515;

TOGETHER WITH adjoining tidelands as conveyed by Deed filed March 27, 1893 in Volume 40 of Deeds, pages 307 to 313 and by Deed filed September 24, 1912 in Volume 79 of Deeds, pages 383 and 384, records of Jefferson County, Washington.

PARCEL 19:

The South 1/2 of the Northeast 1/4, the North 1/2 of the Southeast 1/4, Section 2;
Government Lots 5 and 6, Section 6 and that portion of Government Lot 7 and the West 3/4 of the Southeast 1/4 of the Southwest 1/4 lying Southerly of S.R. 104 in Section 6;
Government Lots 1, 2, 3 and 4, the East 1/2 of the Northwest Quarter, the Northeast Quarter, the Northeast 1/4 of the Southwest 1/4, the North 1/2 of the Southeast 1/4 of the Southwest 1/4, the North 1/2 of the Southeast 1/4, the North 1/2 of the Southwest 1/4 of the Southeast 1/4, and the Southeast 1/4 of the Southeast 1/4 in Section 7;

14

EXCEPT that portion of the Northeast 1/4 of Section 7, lying Northerly of SR 104 right of way as conveyed by deeds recorded under Auditor’s File No. 175315 and 185446;
All that portion of Section 8, lying Southerly of SR 104 right of way as conveyed by deeds recorded under Auditor’s File No. 175315 and 185446;
the East 1/2 of the Northeast 1/4 of the Northeast 1/4, the Southeast 1/4 of the Northeast 1/4, the Southeast 1/4 of the Northwest 1/4, the West 1/2 of the Southwest 1/4, that portion of the Southwest 1/4 of the Northeast 1/4 East of road in Section 10;
the Southeast 1/4 of the Northeast 1/4, the Northwest 1/4 of the Southwest 1/4, the South 1/2 of the Southwest 1/4, the North 1/2 of the Southeast 1/4, the Southwest 1/4 of the Southeast 1/4, Section 11;
the South 1/2 of the Northwest 1/4, the Southwest 1/4 and the South 25 acres of the Northwest 1/4 of the Southeast 1/4; EXCEPT that portion, if any, lying within the North 15 acres of said Northwest 1/4 of the Southeast 1/4, All in Section 12;
the North 1/2 of the Northwest 1/4, the Southeast 1/4 of the Northwest 1/4,

the South 1/2, Section 13;
All of Section 14;
the East 1/4 of the Northeast 1/4, the Southeast 1/4, Section 15;
the Southwest 1/4 of the Northwest 1/4, the Northwest 1/4 of the Southwest 1/4, the Southwest 1/4 of the Southeast 1/4, Section 17;
Government Lots 1, 2, 3 and 4 and the East 3/4, Section 18;
the Northeast 1/4; the East 1/2 of the Southwest 1/4; and the Southeast 1/4;
the South 1/2 of Government Lot 4, Section 19;
the West 1/2; the West 1/2 of the Northeast 1/4, the Northwest 1/4 of the Southeast 1/4, Section 20;
the North 1/2 of the Southeast 1/4, the Southeast 1/4 of the Southeast 1/4, the East 1/2 of the Southwest 1/4 of the Southeast 1/4, Section 21; the Northeast 1/4, the Southwest 1/4, the Southeast 1/4, Section 22;
All of Section 23;
All of Section 24;
All of Section 25;
All of Section  26;
the North 1/2, the West 1/2 of the Southwest 1/4, the Southeast 1/4 of the Southwest 1/4;
the South 1/2 of the Southeast 1/4 and the South 1/2 of the Northeast 1/4 of the Southeast 1/4, Section 27;
the East 1/2, the Northwest 1/4 of the Northwest 1/4, EXCEPT the West 542’ thereof, the Southeast 1/4 of the Northwest 1/4, the Northeast 1/4 of the Southwest 1/4, Section 28;
the West 1/2, Section 29;

15

the Northeast 1/4; the East 1/2 of the Northwest 1/4 and the Southeast 1/4 of the Southeast 1/4 of Section 30, Township 28 North, Range 1 West, W.M.;
Government Lots 1 and 2, the Northwest 1/4 of the Northeast 1/4;
the East 1/2 of the Northeast 1/4;
the East 1/2 of the Northwest 1/4, Section 31;
the East 1/2 of the Southwest 1/4, Section 32;
All of Section 35;
All of Section 36;
All in Township 28 North, Range 1 West, W.M., in Jefferson County, Washington;

EXCEPT State Highway No. 104 right of way as conveyed by deeds recorded under Auditor’s File Nos. 175315; 185446 and 339073;
ALSO EXCEPT Tarboo Lake County road right of way as conveyed by deeds recorded under Auditor’s File Nos. 115537 and 191519;
ALSO EXCEPT Sandy Shore Lake County road right of way No. 14;
ALSO EXCEPT Lords Lake Loop County road right of way;
ALSO EXCEPT Quilcene – Chimacum County road right of way;
ALSO EXCEPT from Section 5 Eaglemount Road right of way as conveyed by instrument recorded under Auditor’s File No. 73802;
ALSO EXCEPT county road right of way within the Southeast 1/4 of the Northwest 1/4, Section 10 as conveyed in deed recorded in Volume 1 of Road Waivers, page 114;
ALSO EXCEPT Larson Lake County Road right of way in Sections 11, 12, 13, 14, and 15;

ALSO EXCEPTING THEREFROM said Northeast 1/4, Section 15, as follows:

Beginning at the Northeast corner of said Section 15 and running thence Southerly along the East line of said Section 15 a distance of 30 feet, more or less, to the Southerly right of way line of Secondary State Highway No. 9–E;
said point being the initial point of beginning;
thence Southerly along said East line of said Section 100 feet;
thence South 88° 42’ West 200 feet;
thence North 100 feet, more or less, to said Southerly right of way line;
thence Easterly along said Southerly right of way line 200 feet, more or less, to the initial point of beginning;

ALSO EXCEPT the North 700 feet of the West 1/2 of the Northeast 1/4 lying Easterly of County right–of–way, commonly known as the Quilcene–Chimacum Road, said Section 20;

16

PARCEL 20:

That portion of the East 1/2 of the Southeast 1/4 of Section 9, in Township 28 North, Range 1 West, W.M., which lies East of the Port Townsend – Quilcene County Road as originally traveled, being more particularly bounded and described as follows:

Beginning at a point 660 feet West of the corner common to Sections 9, 10, 15 and 16 of said Township and Range, running thence along the County Road, North 8° 30’ West, 404 feet;
thence North 702 feet;
thence North 15° 30’ East, 473 feet;
thence North 20° 45’ East 384 feet;
thence North 6° 15’ East 693 feet;
thence North 22° 15’ East 75 feet to the North boundary line of the East 1/2 of the Southeast 1/4 of said Section 9;
thence East, 330 feet to the quarter section corner;
thence South to the Southeast corner of said Section 9;
thence West 660 feet to the place of beginning;
said tract being designated on the County Assessor’s Plat and Description Book as Tax No. 3 in said Section 9;

All situate in the County of Jefferson, State of Washington.

PARCEL 21:

The East 3/4 of the South 1/2 of Section 10;

EXCEPT right of way of Snow Creek Road as conveyed to Jefferson County by instrument recorded under Auditor’s File No. 217789;

ALSO EXCEPT that portion thereof, if any, lying within the City of Port Townsend Water Works Pipe Line as conveyed to the City of Port Townsend, by instrument recorded in Volume 54 of Deeds, pages 579 and 580;

The Southwest 1/4;
those portions of the South 1/2 of the North 1/2 and the Southeast 1/4, lying Westerly of State Highway No. 101 as conveyed to the State of Washington by instrument recorded in Volume 94 of Deeds, page 599 and under Auditor’s File No. 153102;
Section 11;

17

EXCEPT that portion thereof, if any, lying within the City of Port Townsend Water Works Pipe Line as conveyed to the City of Port Townsend, by instrument recorded in Volume 54 of Deeds, pages 579 and 580;

The Southwest 1/4 of the Northwest 1/4 and the Northwest 1/4 of the Southwest 1/4, Section 13;
the Southwest 1/4, Section 14;
the Northeast 1/4;
the Northwest 1/4 of the Southwest 1/4;
the East 1/2 of the Southeast 1/4;
the East 1/2 of the Southwest 1/4 of the Southeast 1/4;
the North 1/2 of the Northwest 1/4;
the Southwest 1/4 of the Northwest 1/4;
Section 15, EXCEPT that portion thereof conveyed to Jefferson County for Snow Creek Road by instrument recorded under Auditor’s File No. 217790;
the Northeast 1/4 of the Southwest 1/4;
AND the West 1/2 of the Southeast 1/4 of the Southwest 1/4, Section 23;

EXCEPT Snow Creek County Road right–of–way;

The Southeast 1/4 of the Southeast 1/4 and that portion of the West 1/2 of the Northwest 1/4, as described in Parcel 21 of instrument recorded January 24, 1966, in Volume 169 of Deeds, page 634, records of Jefferson County, Washington, Section 24;
the Northwest 1/4, the North 1/2 of the Southwest 1/4, the Southeast 1/4 of the Southwest 1/4, the Southwest 1/4 of the Southeast 1/4, Section 26;
All in Township 28 North, Range 2 West, W.M., in Jefferson County, Washington;

PARCEL 22:

The Southeast 1/4 of the Northeast 1/4, the Southeast 1/4 of the Northwest 1/4, the Southeast 1/4 of the Southeast 1/4, the East 760 feet of the Southwest 1/4 of the Southwest 1/4 of Section 22, Township 28 North, Range 2 West, W.M., in Jefferson County, Washington;

TOGETHER WITH an easement as described in instrument recorded April 20, 1962, in Volume 158 of Deeds, page 11, records of Jefferson County, Washington.

EXCEPT Snow Creek County usage road right of way, as disclosed by County Resolution recorded under Auditor’s File No. 286585.

18

PARCEL 23:

The West 1/2 of Government Lot 1, the Northeast 1/4 of Government Lot 1, the East 1/2 of the Northeast 1/4, the North 1/2 of the Southwest 1/4 of the Southwest 1/4, the North 1/2 of the Southeast 1/4, Section 23, Township 28 North, Range 2 West, W.M.;

EXCEPT that portion conveyed by Quit Claim Deed from Crown Zellerbach Corporation to Jefferson County in instrument dated October 23, 1968, and recorded under Auditor’s File No. 198129;

ALSO EXCEPT that portion described in instrument recorded November 20, 1981, in Volume 157 of Official Records, page 135, under Auditor’s File No. 275616, records of Jefferson County, Washington;

ALSO EXCEPT Lords Lake Leland County usage road right of way and Snow Creek County usage road right of way, as disclosed by County Resolution recorded under Auditor’s File No. 286585.

PARCEL 24:

The North 1/2 of the Southeast 1/4, the Southwest 1/4 of the Southeast 1/4, the Northeast 1/4 of the Southwest 1/4, that portion of the Southeast 1/4 of the Southwest 1/4 as described in instrument recorded January 24, 1966, in Volume 169 of Deeds, page 634, records of Jefferson County, Washington, All in Section 25, Township 28 North, Range 2 West, W.M.;

EXCEPT that portion of the Northeast 1/4 of the Southwest 1/4 and the North ten acres of the Southeast 1/4 of the Southwest 1/4, Section 25, Township 28 North, Range 2 West, W.M., which lies South of the county road known as Lake Leland Cut–off Road and West of State Highway No. 9.

PARCEL 25:

The Southwest 1/4 of the Northwest 1/4, the Southwest 1/4, the Northeast 1/4 of the Northeast 1/4, the East 760 feet of the North 1/2 of the Northwest 1/4 of the Northwest 1/4, the East 920 feet of the South 1/2 of the Northwest 1/4 of the Northwest 1/4 in Section 27, Township 28 North, Range 2 West, W.M.

19

PARCEL 26:

The West 1/2 of the Southwest 1/4, Section 33, Township 28 North, Range 2 West, W.M.;

EXCEPT the West 396 feet thereof, which lies in Clallam County;

EXCEPT U.S. Forest Service usage road commonly known as Bon Jon Road.

PARCEL 27:

The South 1/2 of the Northeast 1/4;
the East 1/2 of the Southeast 1/4 of the Northwest 1/4;
the Northeast 1/4 of the Southwest 1/4;
the North 1/2 of the Southeast 1/4;
and the Southeast 1/4 of the Southeast 1/4, in Section 13;
the Northeast 1/4; and the Northeast 1/4 of the Southeast 1/4, in Section 24;

All in Township 29 North, Range 1 West, W.M., in Jefferson County, Washington.

PARCEL 28:

The East 1/2 of Section 21;
the West 1/2 of the Northwest 1/4;
the Southwest 1/4;
the Northwest 1/4 of the Southeast 1/4 of Section 22;
the Northwest 1/4 of the Northwest 1/4;
the South 1/2 of the Southwest 1/4 of Section 26;
the North 1/2 of the North 1/2;
the South 1/2 of Section 27;
the East 1/2;
the Southeast 1/4 of the Southwest 1/4;
the East 924 feet of the Southwest 1/4 of the Southwest 1/4;
Section 28;
the East 1/2 of Section 33;
All of Section 34;
All of Section 35; EXCEPT the South 1/2 of the Southeast 1/4 of the Southeast 1/4 of the Northeast 1/4;
ALSO EXCEPT the East 1/4 of the Southeast 1/4;

All in Township 29 North, Range 2 West, W.M.

All Situate in the County of Jefferson, State of Washington.

20

Exhibit B

SCHEDULE B

Exceptions:  Schedule B of the policy or policies to be issued will contain exceptions to the following matters unless the same are disposed of to the satisfaction of the company.

A.                                   Standard exceptions set forth on the inside back cover.

B.                                     Defects, liens, encumbrances, adverse claims or other matters, if any, created first appearing in the public records or attaching subsequent to the effective date hereof but prior to the date the proposed Insured acquires for value of record the estate or interest or mortgage thereon covered by this Commitment.

C.                                     Instruments necessary to create the estate or interest to be properly executed, delivered and duly filed for record.

1.                                       Real Estate taxes for 1992, the amount of which will be furnished by Supplemental Title Report. Taxes for previous years are paid in full.

2.                                       The lands described herein have been classified as:

Forest land, disclosed by notice recorded October 26, 1976 under Recording No. 237910, and are subject to the provisions of RCW 84.34, which include the requirement of a continuation of restricted use in order to continue the present assessment rate.  A change in use can cause an increased assessment rate for present and past years.  Any sale or transfer of all or a portion of said property requires execution of a notice of compliance form attached to the excise tax affidavit.

AFFECTS:             Said premises and other property.

3.                                       Liability for lien of taxes on the timber located on the property.  The lands herein described are designated on the tax rolls as forest land pursuant to RCW 84.33, and the timber located thereon is not taxed as real property, but will be subject to collection of a tax upon harvesting thereof.  In the event that said property is removed from its present designation of forest land it may become liable to assessment of a compensating tax for prior years.  Any sale or transfer of said property requires completion of an application and submission to the County Assessor within 60 days of such sale requesting that the classification be continued.

AFFECTS:             Said premises and other property.

___________________________________ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~  ~ ~ ~ ~ ________________________________

4.                                       Reservation by Jefferson County for existing roads, easements, and right of ways, as contained in various tax sale deeds from Jefferson County:

RECORDING NOS.	: 107432 and 113858
AFFECTS	: Sections 3, 4 and 5–25–2W

5.                                       EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Permanent Easement
AREA AFFECTED	: A portion of said premises
DATED	: June 2, 1977
RECORDED	: June 2, 1977
RECORDING N0.	: 242507
AFFECTS	: Section 5, Township 25 North, Range 2 West

6.                                       EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Right–of–way for construction, operation, use and maintenance of transmission line
AREA AFFECTED	: A portion of said premises
DATED	: September 6, 1968
RECORDED	: October 7, 1968
RECORDING N0.	: 197906
AFFECTS	: Section 16, Township 25 North, Range 2 West

7.                                       EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

DISCLOSED BY	: Deed recorded under Auditor’s File No. 123384
PURPOSE	: Right–of–way
AREA AFFECTED	: A portion of said premises

8.                                       EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: USA
PURPOSE	: Transmission line easement and access road
AREA AFFECTED	: Portion of Sections 3, 4 and 29–25–2W and other properties
RECORDED	: August 15, 1947; December 17, 1947; April 27, 1948; July 15, 1948; January 31, 1949 and June 10, 1968.
RECORDING N0.	: 111248, 112371, 113618, 114435, 116498, 196323, respectively

9.                                       EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: USA
PURPOSE	: Access road easement to transmission line
AREA AFFECTED	: Portion of Section 3
RECORDED	: December 10, 1948; May 13, 1957
RECORDING N0.	: 115973, 153648, respectively

___________________________________ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~   ~ ~ ~ ~ ________________________________

10.                                 Reservation by Jefferson County for existing roads, easements and rights of way contained in various tax sale deeds from Jefferson County:

RECORDING NOS.	: 107432, 161118, 167012, and 109075
AFFECTS	: Sections, 11, 22, 23 and 27–26–1W

11.                                 Reservation contained in deed from the State of Washington recorded under Recording No. 41185, reserving to the grantor all oil, gases, coal, ores, minerals, fossils, etc., and the right of entry for opening, developing and working the same, and providing that such rights shall not be exercised until provision has been made for full payment of all damages sustained by reason of such entry.

Right of State of Washington or its successors, subject to payment of compensation therefor, to acquire rights of way for private railroads, skid roads, flumes, canals, water courses or other easements for transporting and moving timber, stone, minerals and other products from this and other property, as reserved in deed referred to above.

AFFECTS:             Tidelands fronting Government Lots 3 & 4, Section 1, Township 26 North, Range 1 West.

12.                                 Reservation contained in deed from the State of Washington recorded under Volume 86 of Deeds, page 36, reserving to the grantor all oil, gases, coal, ores, minerals, fossils, etc., and the right of entry for opening, developing and working the same, and providing that such rights shall not be exercised until provision has been made for full payment of all damages sustained by reason of such entry.

Right of State of Washington or its successors, subject to payment of compensation therefor, to acquire rights of way for private railroads, skid roads, flumes, canals, water courses or other easements for transporting and moving timber, stone, minerals and other products from this and other property, as reserved in deed referred to above.

AFFECTS:                                       Tidelands fronting Sections 22 and 23–26–1W.

13.                                 Reservation for road of the North and East 15 feet of the Northwest 1/4 of Government Lot 3 in Section 2, Township 26 North. Range 1 West, made by Ole Hanson and Nellie Hanson, his wife, in deed dated October 29, 1910 and recorded in Volume 62 of Deeds on page 460, records of said county.

14.                                 Reservation for road over the West 15 feet of the Northeast 1/4 of the Southeast 1/4 of the Southwest 1/4, Section 2, Township 26 North, Range 1 West, by Ole Hanson and Nellie Hanson, his wife, in deed dated October 8, 1910 and recorded in Volume 68 of Deeds, page 312, records of said County.

15.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: State of Washington
AREA AFFECTED	: A 60’ wide strip over the Northeast 1/4 of the Northeast 1/4, Section 21 and the Northwest 1/4 of the Northwest 1/4, Section 22, Township 26 North, Range 1 West and other property
RECORDED	: January 5, 1977
RECORDING N0.	: 239285

16.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Herbert H. Hanlon
PURPOSE	: 30’ road easement
AREA AFFECTED	: Portion of Section 27, Township 26 North, Range 1 West
DATED	: October 13, 1948
RECORDED	: October 19, 1948
RECORDING N0.	: 115467

17.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Mary A. Hopkins, Herman F. Hopkins, Frank H. Hopkins, Frederick J. Hopkins, and the National Bank of Commerce
PURPOSE	: Road purposes
AREA AFFECTED	: Portion of Section 27, Township 26 North, Range 1 West
DATED	: November 8, 1963
RECORDED	: December 3, 1963
RECORDING N0.	: 177820

18.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Mary A. Hopkins
PURPOSE	: Road purposes
AREA AFFECTED	: Portion of Section 27, Township 26 North, Range 1 West
DATED	: November 8, 1963
RECORDED	: December 3, 1963
RECORDING N0.	: 177821

19.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Alice E. Parkins
PURPOSE	: 30’ road easement
AREA AFFECTED	: Portion of Section 27, Township 26 North, Range 1 West
DATED	: September 19, 1965
RECORDED	: November 3, 1965
RECORDING N0.	: 185770 and 185771

20.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Milton E. Hartley, Jr. and Norma Hoke Hartley, husband and wife.
PURPOSE	: Ingress and egress
AREA AFFECTED	: an existing logging road over the Southwest 1/4 of the Southwest 1/4 of the Northwest 1/4, Section 27, Township 26 North, Range 1 West
DATED	: November 24, 1971
RECORDED	: December 8, 1971
RECORDING N0.	: 211331

21.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Puget Sound Power & Light Company
PURPOSE	: Electric line right of way
AREA AFFECTED	: Portion of Section 27, Township 26 North, Range 1 West
DATED	: March 30, 1971
RECORDED	: April 15, 1971
RECORDING N0.	: 208504

22.                                 Right of the public to make necessary slopes for cuts or fills upon property herein described as granted to Jefferson County by deed recorded under Recording No. 212026.

AFFECTS                                          :  The South 1/2 of the Northwest 1/4, Section 27, Township 26 North, Range 1 West.

___________________________________ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~~  ~ ~ ~ ~ ________________________________

23.                                 Reservation by Jefferson County for “existing roads, easement, and right of ways” as contained in various tax sale deeds from Jefferson County Treasurer:

RECORDING NOS.	: 107432, 118129, 138305, 138306, 138307 and 138309
AFFECTS

:  The West 1/2 of the Southwest 1/4, Section 1; the South 1/2 of the Southwest 1/4 of the Northeast 1/4, Government Lot 5, the Southeast 1/4 of the Southwest 1/4, Government Lot 6, and the North 1/2 of the South 1/2 of the Southeast 1/4, Sections 29, 30, 32 and 33, Township 26 North, Range 2 West.

24.                                 Reservation by Jefferson County for a right of way for all public highways that may be constructed by the authority of the Board of Commissioners of Jefferson County, as contained in various tax sale deeds from Jefferson County:

RECORDED	: In Volume 55 of Deeds, page 365 and Volume 65 of Deeds, page 356.
RECORDING N0.	: The Northeast 1/4 of the Southwest 1/4 and the Southeast 1/4 of the Southwest 1/4, Section 1, Township 26 North, Range 2 West.

25.                                 Reservation of the free use of a plot of ground, measuring 100 feet by 100 feet, located on the West side of said property, whereon the Grantors may erect a cabin and such other buildings and/or improvements as they may elect, and have the sole and continuous use of said plat, together with the right of ingress and egress thereto, for the left time of said Grantors, as reserved in the deed made by Michael P. Crosbie and Myrtle Blanche Crosbie, his wife, Grantors, to Pope & Talbot, Inc., a corporation, dated April 25, 1947 and recorded in Volume 121 of Deeds, pages 145 and 146, records of Jefferson County, Washington, which provides that upon the death of the Grantors, all rights and reservations, together with all buildings and improvements then upon said plot, shall revert to the holder of the fee title to the lands.

AFFECTS:             Section 3, Township 26 North, Range 2 West

26.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Zula B. Kelly (or owners of the Northwest Quarter, Section I)
PURPOSE	: Road use permit
AREA AFFECTED	: An existing road lying within the East 1/2 of the Southwest 1/4, Section 1, Township 26 North, Range 2 West
DATED	: October 26, 1976 RECORDED: December 7, 1976
RECORDING N0.	: 238780

27.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Right of way for ingress, egress and regress to and from said lands
AREA AFFECTED	:Section 3, Township 26 North, Range 2 West
DATED	: August 15, 1946
RECORDED	: September 11, 1946
RECORDING N0.	: 108124

28.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: USA
PURPOSE	: Transmission line easement
AREA AFFECTED	: Portion of Section 34, Township 26 North, Range 2 West
DATED	: August 15, 1947
RECORDED	: August 22, 1947
RECORDING N0.	: 111323

29.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: USA
PURPOSE	: Transmission line easement
AREA AFFECTED	: Portion of Section 1 and portion of Section 34, Township 26 North, Range 2 West
DATED	: January 24, 1949 and April 18, 1968
RECORDED	: January 31, 1949 and June 10, 1968
RECORDING N0.	: 116498 and 196323

___________________________________ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~   ~ ~ ~ ________________________________

30.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

DISCLOSED BY	: Instrument recorded under Recording No. 166032
PURPOSE	: Road
AREA AFFECTED

:  The Easterly 30 feet and the Westerly 30 feet of the South 1/2 of the Northeast 1/4 of the Southeast 1/4 and the North 1/2 of the Southeast 1/4 of the Southeast 1/4, Section 5, Township 27 North, Range 1 East

31.                                 Reservation by Jefferson County for existing roads, easements and right of ways, as contained in various tax sale deeds from Jefferson County:

RECORDING NO.	: 118129
AFFECTS	: Portion of Sections 6 and 17, Township 27 North, Range 1 East

32.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: USA
PURPOSE	: Transmission line easement and access road
AREA AFFECTED	: Portion of Sections 7, 17, 18, Township 27 North, Range 1 East and other property.
RECORDED	: December 23, 1964 and October 28, 1965
RECORDING NO.	: 182081 and 185682

33.                                 Right to make necessary slopes for cuts or fills upon property herein described as granted to Jefferson County by deeds recorded under Recording Nos. 177018, 178775 and 179292.

AFFECTS:                                       Portion of Section 17, Township 27 North, Range 1 East.

34.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: State Division of Forestry
PURPOSE	: To construct and maintain a road for forest protection purposes only and also to construct and maintain a telephone line
AREA AFFECTED	: A 40 foot wide strip over portions of Sections 17, 19 and Lots 1 and 2, Cedar Holm Villa Tracts
DATED	: March 28, 1935
RECORDED	: June 24, 1937
RECORDING NO	: 80959

THE DESCRIPTION CONTAINED THEREIN IS NOT SUFFICIENT TO DETERMINE ITS EXACT LOCATION WITHIN THE PROPERTY HEREIN DESCRIBED.

35.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

DISCLOSED BY	: Instrument recorded under Recording No. 166032
PURPOSE	: Road
AREA AFFECTED

:  The Easterly 30 feet and the Westerly 30 feet of the South 1/2 of the Northeast 1/4 of the Southeast 1/4 and the North 1/2 of the Southeast 1/4 of the Southeast 1/4, Section 5, Township 27 North, Range 1 East

36.                                 Right to make necessary slopes for cuts or fills upon property herein described as granted to Jefferson County by deeds recorded under Recording Nos. 195647, 195648, 195649 and 195650.

AFFECTS

:  The Northeast Quarter of the Northeast Quarter; the Southeast Quarter of the Northeast Quarter; the South Half of the Southwest Quarter of the Northeast Quarter; the East Half of the Southwest Quarter of the Northwest Quarter of said Section 19, Township 27 North, Range 1 East; Lots 55, 56, 57 and 79 of said Cedarholm Villa Tracts.

37.                                 Reservations contained in deed from Edward Geritz and Fanny Geritz, husband and wife, as grantors, to Agnes MacLaurin, as grantee, dated September 26, 1917 and recorded in Volume 85 of Deeds on page 651, records of Jefferson County, as follows:

Reserving the North 8 feet and the East 8 feet of the Southeast Quarter of the Northwest Quarter of the Northwest Quarter of said Section 19, Township 27 North, Range 1 East and reserving the West 8 feet and the South 8 feet of the Northeast Quarter of the Northeast Quarter of the Northwest Quarter of said Section 19 for road and highway purposes.

38.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Transmission line and access road
AREA AFFECTED	: Portion of the Northeast Quarter of the Northeast Quarter of said Section 19, Township 27 North, Range 1 East
RECORDED	: December 23, 1964
RECORDING NO.	: 182081

39.                                 TERMS AND CONDITIONS OF RESOLUTION N0. 37–83:

FOR	: Restriction on development
DATED	: May 3, 1983
RECORDED	: May 9, 1983
RECORDING N0.	: 283552.
AFFECTS	:Portions of Cedarholm Villa Tracts, Thorndyke Bay Short Plats 1–4 and adjacent properties in Section 19, Township 27 North, Range 1 East.

___________________________________ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~  ~ ~ ~ ~ ________________________________

40.                                 Reservation of oil and mineral rights contained in deed from Jefferson County, recorded February 27, 1963, under Auditor’s File No. 174967.  Affects the Southeast 1/4 of the Northwest 1/4 of Section 6, Township 27 North, Range 1 West, W.M.

41.                                 Reservation by Jefferson County for “existing roads, easement and right of ways” as contained in various tax sale deeds from Jefferson County Treasurer.

RECORDING NOS.	: 107468, 107432 and 118129
AFFECTS	: Sections 7, 15 and 18

42.                                 Reservation by Jefferson County for a right of way for all public highways that may be constructed by the authority of the Board of Commissioners of Jefferson County as contained in various tax sale deeds from Jefferson County Treasurer.

RECORDED IN	: Volume 59 of Deeds, page 409
AFFECTS	: Portion of said premises in Section 28, Township 27 North, Range 1 West

43.                                 Reservations contained in deed recorded under Recording No. 281760, as follows:

All oils, gases, coal, fossils, metals and minerals of every name and nature which may be under each of said parcels or any part thereof below an elevation of 500 feet below the surface of the said premises, and to take, and remove the same, provided, however, that in exercise of rights reserved herein by Grantors, their successors and assigns, the Grantee, its successors and assigns, shall be reasonably compensated for damage done to the surface of the said premises and improvements thereon in carrying on any of such operations.

AFFECTS:                                       Portion of Section 6, Township 27 North, Range 1 West.

44.                                 Reservation of all gold, silver, copper, coal, iron, lead and other ores, oil or minerals on or upon said land to explore for, mine and remove said ores, oil or minerals at any time, as contained in the deed from Menasha Wooden Ware Company, a corporation of the State of Wisconsin, dated February 27, 1948 and recorded in Volume 124 of Deeds, pages 16 and 17, records of Jefferson County.

AFFECTS:                                       Portion of said premises in Section 20, Township 27 North, Range 1 West.

45.                                 Reservation contained in deed from the State of Washington recorded in Volume 64 of Deeds, pages 304 and 306, dated October 20, 1908 and October 23, 1908, and deed recorded under Auditor’s File No. 102087, recorded May 20, 1944, reserving to the grantor all oil, gases, coal, ores, minerals, fossils, etc., and the right of entry for opening, developing and working the same, and providing that such rights shall not be exercised until provision has been made for full payment of all damages sustained by reason of such entry.

Right of State of Washington or its successors, subject to payment of compensation therefor, to acquire rights of way for private railroads, skid roads, flumes, canals, water courses or other easements for transporting and moving timber, stone, minerals and other products from this and other property, as reserved in deed referred to above.

AFFECTS:                                       Tract 28 in Seahome Addition.

46.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Access road easement
AREA AFFECTED	: Portion of the Southeast Quarter of the Northeast Quarter, Section 1, Township 27 North, Range 1 West
DATED	: June 9, 1966
RECORDED	: July 26, 1966
RECORDING N0.	: 188873

47.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Transmission line easement and access road easement
AREA AFFECTED	: Portion of Sections 1, 2 and 12, Township 27 North, Range 1 West
RECORDED	: December 23, 1964
RECORDING N0.	: 182081

48.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: The United States of America
PURPOSE	: Access Road
AREA AFFECTED	: Portion of Section 6, Township 27 North, Range 1 West
DATED	: January 22, 1958
RECORDED	: February 10, 1958
RECORDING N0.	: 156593

49.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: The United States of America
PURPOSE	: Transmission line
AREA AFFECTED	: Portion of Section 6, Township 27 North, Range 1 West
DATED	: February 29, 1968
RECORDED	: February 29, 1968
RECORDING N0.	: 195254

50.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: The United States of America
PURPOSE	: Access road
AREA AFFECTED

:  The Southeast Quarter of the Northeast Quarter of said Section 1, and Lot 5 in said Section 6, Township 27 North, Range 1 West with such additional widths as are necessary to provide for cuts, fills and turnouts and for curves at angle points

DATED	: October 1, 1948
RECORDED	: October 15, 1948
RECORDING N0.	: 115437

51.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: The Nature Conservancy PURPOSE: Pedestrian and Vehicular access
AREA AFFECTED	: Section 10, Township 27 North, Range 1 West
DATED	: December 11, 1987
RECORDED	: December 18, 1987
RECORDING N0.	: 312069

52.                                 Terms and conditions of easement recorded under Auditor’s File No. 271994, records of Jefferson County. Affects the West 1/2 of the Southwest 1/4, Section 10, Township 27 North, Range 1 West.

53.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Norman Worthington
PURPOSE	: Access road
AREA AFFECTED	: Portion of Section 15, Township 27 North, Range 1 West
DATED	: June 4, 1987
RECORDED	: June 17, 1987
RECORDING N0.	: 308543

54.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: State of Washington
PURPOSE	: Ingress and egress
AREA AFFECTED	: A right of way 60 feet in width over a portion of the South 1/2 of Section 3, and a portion of Sections 23 and 26, Township 27 North, Range 1 West
DATED	: December 30, 1976
RECORDED	: January 5, 1977
RECORDING N0.	: 239285

55.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Jefferson County
PURPOSE	: Construction, maintenance and use of a drainage ditch
AREA AFFECTED	: A strip 20 feet wide following an unnamed stream (a tributary of Tarboo Creek) lying within Government Lot 4 in Section 4, Township 27 North. Range 1 West
DATED	: January 3, 1950
RECORDED	: January 18, 1950
RECORDING N0.	: 120648

56.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Puget Sound Power & Light Company
PURPOSE	: Electric transmission line
AREA AFFECTED	: Portion of Sections 22 and 23, Township 27 North, Range 1 West
DATED	: February 7, 1962
RECORDED	: March 1, 1962
RECORDING N0.	: 171325

57.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Munroe N. Dennis
PURPOSE	: Ingress and egress
AREA AFFECTED	: Existing roadway upon the Southwest Quarter of the Northeast Quarter, the Northwest Quarter of the Southeast Quarter, Section 22, Township 27 North, Range 1 West
DATED	: July 9, 1965
RECORDED	: October 10, 1966
RECORDING N0.	: 189687

58.                                 UNDERGROUND UTILITY EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Puget Sound Power & Light
PURPOSE	: Underground electric system
AREA AFFECTED

:  A 7’ wide strip within the Northwest Quarter of the Northwest Quarter of the Southeast Quarter, and the West Half of the Southwest Quarter of the Northeast Quarter, Section 22, Township 27 North, Range 1 West

DATED	: May 30, 1980
RECORDED	: June 6, 1980
RECORDING N0.	: 265893

59.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Oscar A. Piper and Laura Piper, husband and wife, their successors and assigns
PURPOSE	: Right of way
AREA AFFECTED	: An existing roadway lying within the West 1/2 of the Northeast Quarter, Section 20, Township 27 North, Range 1 West
DATED	: April 23, 1949 and amended June 5, 1972
RECORDED	: May 25, 1949 and June 19, 1972
RECORDING N0.	: 117768 and 213770

60.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Robert E. Pettibone
PURPOSE	: Easements and right of ways
AREA AFFECTED	: Existing roadway 30’ wide across portion of Sections 25 and 26, Township 27 North, Range 1 West
DATED	: February 10, 1954
RECORDED	: February 10, 1954
RECORDING N0.	: 140594

61.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Harold and Carol Steinke
PURPOSE	: Ingress, Egress and Utilities
AREA AFFECTED	: A strip 30’ in width over a portion of the North 1/2 of the Southwest 1/4, Section 32, Township 27 North, Range 1 West
DATED	: November 4, 1983
RECORDED	: November 9, 1983
RECORDING N0.	: 286581

62.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Taylor United, Inc., a Washington Corporation
PURPOSE	: Access for the purpose of clearing, obstructions and maintaining the flow of water in said North Fork Creek
DATED	: May 11, 1978
RECORDED	: May 22, 1978
RECORDING N0.	: 250066

63.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Puget Sound Power & Light Company
PURPOSE	: Electric transmission lines
AREA AFFECTED	: Portion of Section 29, Township 27 North, Range 1 West
DATED	: August 15, 1986
RECORDED	: August 19, 1986
RECORDING N0.	: 302557

64.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Puget Sound Power & Light Company
PURPOSE	: Electric transmission lines
AREA AFFECTED	: Portion of Section 32, Township 27 North, Range 1 West
DATED	: March 18, 1988
RECORDED	: April 18, 1988
RECORDING N0.	: 314042

65.                                 Right to make necessary slopes for cuts or fills upon property herein described as granted to Jefferson County by deed recorded under Recording No. 191474.

AFFECTS:             Portion of Government Lot 3, Section 5, Township 27 North, Range 1 West.

66.                                 Right to make necessary slopes for cuts or fills upon property herein described as granted by deed recorded under Auditor’s File No. 167973.

AFFECTS:             Tract 28, Seahome Addition.

___________________________________ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~  ~ ~ ~ ~ ________________________________

67.                                 Reservation contained in deed from the State of Washington recorded under Recording No. 35544, Volume 69 of Deeds, pages 19 and 20, Auditor’s File No. 171466, Volume 85 of Deeds, page 336, reserving to the grantor all oil, gases, coal, ores, minerals, fossils, etc., and the right of entry for opening, developing and working the same, and providing that such rights shall not be exercised until provision has been made for full payment of all damages sustained by reason of such entry.

Right of State of Washington or its successors, subject to payment of compensation therefor, to acquire rights of way for private railroads, skid roads, flumes, canals, water courses or other easements for transporting and moving timber, stone, minerals and other products from this and other property, as reserved in deed referred to above.

AFFECTS:             Tidelands in Township 27 North, Range 1 West and Township 28 North, Range 1 East.

68. EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Guy H. Booker and Wilma I. Booker, husband and wife.
PURPOSE	: Ingress, egress and regress
AREA AFFECTED	: Along and across the Second Class tidelands in front of, adjacent to and abutting on Government Lots 1 and 2, Section 25, Township 27 North, Range 1 West
DATED	: October 22, 1953
RECORDED	: November 20, 1953
RECORDING N0.	: 139863

69.                                 Right to make necessary slopes for cuts or fills upon property herein described as granted to Jefferson County by deeds recorded under Recording Nos. 183721, 187371, 187373, 187374, 187372, 192358 and 191120.

AFFECTS.:            Portion adjacent to Thorndyke Road in Township 27 North, Range 1 West.

___________________________________ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~  ~ ~ ~ ~ ________________________________

70.                                 Reservation by Jefferson County for existing roads, easement and right of ways, as contained in various tax sale deeds from Jefferson County:

RECORDING NOS.	: 110785, 108000, 142707, 111469, and 115182
AFFECTS	: Sections 3, 9, 10 and 14, Township 27 North, Range 2 West

71.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: City of Port Townsend
PURPOSE	: Pipeline
AREA AFFECTED	: Portion of Section 4, Township 27 North, Range 2 West
DATED	: March 11, 1929
RECORDED	: May 10, 1929
RECORDING NO.	: 61101, Volume 96 of Deeds, page 406

NOTE:                    Grantee’s interest in said easement has been assigned to the State of Washington.

72.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: The City of Port Townsend
PURPOSE	: Pipeline
AREA AFFECTED	: A 30 foot easement, 15 feet on each side of center line of existing 30 inch pipeline
DATED	: April 18, 1961
RECORDED	: May 25, 1961
RECORDING N0.	: 168449
AFFECTS	: Portion of Sections 4 and 9, Township 27 North, Range 2 West

NOTE:                    Grantee’s interest in said easement has been assigned to the State of Washington.

73.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Pope & Talbot and the State of Washington
PURPOSE	: Construction and maintenance of access roads
AREA AFFECTED	: Portion of Sections 4 and 9, Township 27 North, Range 2 West
DATED	: April 1, 1975
RECORDED	: April 25, 1975
RECORDING N0.	: 227993

74.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Golden Springs International, Inc.
PURPOSE	: Right–of–way
AREA AFFECTED	: Sections, 3, 4, 9 and 10, Township 27 North, Range 2 West and Section 26, Township 28 North, Range 2 West.
DATED	: January 12, 1987
RECORDED	: January 26, 1987
RECORDING N0.	: 305608

___________________________________ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~  ~ ~ ~ ~ ________________________________

75.                                 Reservation by Jefferson County for existing roads, easements and right of ways, as contained in various tax sale deeds from Jefferson County:

RECORDING NOS.	: 111469, Volume 59, page 538, 107432 and 167005
AFFECTS	: Sections 27, 29, 30 and 32, Township 28 North, Range 1 East

76.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Puget Sound Power & Light Company
PURPOSE	: Transmission line
AREA AFFECTED	: Portion of Section 28, Township 28 North, Range 1 East
RECORDED	: September 24, 1926
RECORDING N0.	: Volume 94, page 129

77.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Puget Sound Power & Light Company
PURPOSE	: Electric transmission line
AREA AFFECTED	: The Northwest Quarter of the Northwest Quarter, Section 27, Township 28 North, Range 1 East
DATED	: April 7, 1937
RECORDED	: November 22, 1950
RECORDING N0.	: 124798

78.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Pacific Telephone and Telegraph Company, a corporation
PURPOSE	: Telephone and telegraph lines and appurtenances
AREA AFFECTED	: 20’ wide strip over a portion of Section 27, Township 28 North, Range 1 East
DATED	: April 30, 1957
RECORDED	: November 19, 1957
RECORDING N0.	: 155814

79.                                 A right of way for the use of the public as a road, street or public highway over the Northerly 30 feet of the North Half of the Northwest Quarter and over the Northwest Quarter of the Northeast Quarter of said Section 27, as granted by Puget Mill Company, a corporation, party of the first part, to County of Jefferson, State of Washington, party of the second part by right of way deed dated June 18, 1940, recorded in Volume 111 of Deeds, on page 338, Auditor’s File No. 92023, records of Jefferson County; which PROVIDED THAT should the said County of Jefferson at any time cease to use the said land for the purpose of a road, street or public highway, the right to the exclusive use and possession thereof shall immediately revert to the party and possession thereof shall immediately revert to the party of the first part, its successors and assigns in interest, and the right of way hereby granted shall immediately cease and determine.

The reversionary interest of the party of the first part, in and to said easement, now vested in Pope & Talbot, Inc.

AFFECTS:                                       Portion of Section 27, Township 28 North, Range 1 East

80.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Puget Sound Power & Light Company, a Washington corporation.
PURPOSE	: Underground electric and transmission and/or distribution line
AREA AFFECTED	: Portion of the Northwest Quarter of the Northeast Quarter, Section 27, Township 28 North, Range 1 East
RECORDED	: November 9, 1984
RECORDING N0.	: 292222

NOTE:  Said Easement was executed by Penn Timber. Inc., an Oregon Corporation, but should have been executed by Hood Canal Timber, Inc., a Washington Corporation.

81.                                 Relinquishment of access to State Highway No. 104 and of light, view and air by Deeds to the State of Washington

RECORDED	: April 4, 1963 and May 18, 1959
RECORDING NOS.	: 175315 and 161495
AFFECTS	: Sections 30 and 32, Township 28 North, Range 1 East

82.                                 Right to make necessary slopes for cuts or fills upon property herein described as granted to Jefferson County by deed recorded under Recording No. 255052.

AFFECTS:             Section 30, Township 28 North, Range 1 East

83.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Puget Sound Power & Light Company
PURPOSE	: Electric transmission lines
AREA AFFECTED	: Portions of Section 32, Township 28 North, Range 1 East
DATED	: October 5, 1964
RECORDED	: December 3, 1964
RECORDING N0.	: 181891

84.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: State of Washington
PURPOSE	: Ingress and egress
AREA AFFECTED

:  Portion Southwest 1/4 of the Southwest 1/4 Section 15, Southwest 1/4 of the Southeast 1/4 of Section 28, Northwest 1/4 of the Northeast 1/4, Section 33, Township 28 North, Range 1 East and the West 1/2 of the Northeast 1/4 of Section 9, Township 27 North, Range 2 West.

RECORDED	: April 25, 1975
RECORDING N0.	: 227993

NOTE:  Said Easement was amended to include additional property by instrument recorded under Auditor’s File No. 328157.  Affects Sections 5 and 16, Township 25 North, Range 2 West, Section 32, Township 26 North, Range 2 West and Township 28 North, Range 1 West.

85.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Jefferson County
PURPOSE	: Underground power & telephone services
AREA AFFECTED	: Portions of Section 30, Township 28 North, Range 1 East
DATED	: April 4, 1983
RECORDED	: April 15, 1983
RECORDING N0.	: 283159

86.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Jefferson County Water District No. 1
PURPOSE	: Waterline
AREA AFFECTED	: Portion of Section 27, Township 28 North, Range 1 East
DATED	: February 25, 1987
RECORDED	: March 6, 1987
RECORDING N0.	: 306329

87.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Puget Sound Power & Light Company
PURPOSE	: Electric transmission line
AREA AFFECTED	: Portion of Section 30, Township 28 North, Range 1 East
DATED	: May 18, 1988
RECORDED	: June 9, 1988
RECORDING N0.	: 315076

88.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Puget Sound Power & Light Company
PURPOSE	: Electric transmission line
AREA AFFECTED	: Portion of Section 15, Township 28 North, Range 1 East
DATED	: March 20, 1989
RECORDED	: April 19, 1989
RECORDING N0.	: 321083

89.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: US West
PURPOSE	: Underground communication line
AREA AFFECTED	: Portion of Section 22, Township 28 North, Range 1 East
DATED	: May 1, 1990
RECORDED	: August 6, 1990
RECORDING N0.	: 333327

___________________________________ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~  ~ ~ ~ ~ ________________________________

90.                                 Reservation by Jefferson County for existing roads, easements, and right of ways as contained in various tax sale deeds from Jefferson County under Recording Nos. 109075,

110599, 110694, 112812, 115182, 113858, 113859, 111469, 140763 and Volume 116 of Deeds, pages 276 and 308.

AFFECTS:             Sections 7, 11, 12, 17, 18, 21, 22, 26, 27, 28, portion of 31, and 36, Township 28 North, Range 1 West.

91.                                 Reservation by Jefferson County for all public highway that may be constructed by the authority of the Board of Commissioners of Jefferson County as contained in various tax sale deeds from Jefferson County under Volume 92 of Deeds, page 175, under Auditor’s File No. 110694.

AFFECTS:             The Southwest Quarter of Section 11, and a portion of Section 31, Township 28 North, Range 1 West.

92.                                 A reservation of the title to all oil and natural gas and the customary right to prospect for and remove the oil and gas at any time after oil and gas has been discovered in the neighborhood, as contained in the deed from Menasha Wooden Ware Company, a Wisconsin corporation, dated December 28, 1926 and recorded in Volume 94 of Deeds, on page 227, records of Jefferson County.

AFFECTS:             The Southwest Quarter of Section 11, Township 28 North, Range 1 West.

93.                                 Reservation by the Grantors, their heirs and assigns, for the right to use an existing road approximately 200 feet long and thirty feet wide traversing the Northeast Quarter of the Northeast Quarter of the Northeast Quarter of Section 15, Township 28 North, Range 1 West, W.M., with the provision that Grantors agree to maintain said road in proportion to their use thereof, as reserved in the deed from Paul W. Palmer and Rachel A. Palmer, his wife, to Pope & Talbot, Inc., a California corporation, dated February 23, 1965 and recorded in Volume 166 of Deeds, on page 478 and recorded under Auditor’s File No. 182755, records of Jefferson County.

94.                                 Reservation contained in deed recorded under Recording No. 281760, as follows:

“the full, complete and absolute right and title to all oils, gases, coal, fossils, metals and minerals of every name and nature which may be under each of said parcels or any part thereof below an elevation of 500 feet below the surface of the said premises, and to take, and remove the same, provided, however, that in exercise of rights reserved herein by Grantors, their successors and assigns, the Grantee, its successors and assigns, shall be reasonably compensation for damage done to the surface of the said premises and improvements thereon in carrying on any of such operations.”

AFFECTS:             Portion of Section 31, Township 28 North, Range 1 West.

95.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Electric transmission line and access road
AREA AFFECTED	: Portion of Government Lots 5 and 6 in Section 6, portion of 7, 18, 28, 29 and 35, Township 28 North, Range 1 West
RECORDED	: January 31, 1949, December 23, 1964 and June 10, 1968
RECORDING N0.	: 116498, 182081 and 196323, respectively

96.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Transmission line
AREA AFFECTED	: Portion of Section 31, Township 28 North, Range 1 West
DATED	: December 15, 1947
RECORDED	: February 2, 1948
RECORDING N0.	: 112736

97.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Transmission line
AREA AFFECTED	: Portion of Section 31, Township 28 North, Range 1 West
DATED	: March 17, 1949
RECORDED	: March 24, 1949.
RECORDING N0.	: 117000

98.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Transmission line
AREA AFFECTED	: Portion of Section 31, Township 28 North, Range 1 West
DATED	: January 22, 1958
RECORDED	: February 10, 1958
RECORDING N0.	: 156593

99.                                 EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Transmission line
AREA AFFECTED	: Portion of Section 3, Township 28 North, Range 1 West
DATED	: February 29, 1968
RECORDED	: February 29, 1969
RECORDING N0.	: 195254

100.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: State of Washington
PURPOSE	: Roadway
AREA AFFECTED	: A 60’ wide strip over portion of Section 22, Township 26 North, Range 1 West and Section 26, Township 27 North, Range 1 West
DATED	: December 29, 1976
RECORDED	: January 5, 1977
RECORDING N0.	: 239285

101.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Puget Sound Power & Light Company
PURPOSE	: Electric transmission line
AREA AFFECTED	: Portion of the Northeast Quarter of Section 15, Township 28 North, Range 1 West
DATED	: September 19, 1957
RECORDED	: September 13, 1962
RECORDING N0.	: 173447

102.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Menasha Corporation
PURPOSE	: Right of way
AREA AFFECTED	: A 60’ wide strip over a portion of Section 11, Township 28 North, Range 1 West
DATED	: July 27, 1981
RECORDED	: September 16, 1981
RECORDING N0.	: 274501

103.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: E. H. French & Olice French
PURPOSE	: A drainage ditch to drain and/or control the level of what is known as Larsen Lake
AREA AFFECTED	: Portion of the West 1/2 of the Northeast Quarter of the Southeast Quarter, Section 11, Township 28 North, Range 1 West
DATED	: May 3, 1950
RECORDED	: September 15, 1950
RECORDING N0.	: 123991

104.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Floyd Goodrich, et al
PURPOSE	: Ingress and egress
AREA AFFECTED	: An abandoned railroad grade within the Southeast Quarter of Section 15, Township 28 North, Range 1 West of Sandy Shore County Road
DATED	: May 10, 1956
RECORDED	: July 17, 1956
RECORDING N0.	: 150452

105.                           An easement for the former Center – Ludlow road over and across said premises as disclosed by Order of the County Commissioners of Jefferson County, Washington, dated May 2, 1916 and entered in Volume “J” of Commissioner’s Proceedings, on page 64.

AFFECTS:             The Southwest Quarter of Section 11, Township 28 North, Range 1 West.

106.                           Right to make necessary slopes for cuts or fills upon the property herein described as granted to Jefferson County by deeds recorded under Recording Nos. 112974, 115537, 149069, 191473, 191474, 191475, 191476 and 191519.

AFFECTS:             Township 28 North, Range 1 West

107.                           Right to the State of Washington in and to that portion, if any, of the property herein described which lies below the line of ordinary high water of Tarboo Lake, Ludlow Lake, Horseshoe Lake, and Tule Lake and any unnamed creeks.

108.                           Relinquishment of access to State Highway No. 9–E and of light, view and air by Deed to State of Washington

RECORDED	: April 4, 1963
RECORDING NO.	: 175315
AFFECTS	: Sections 15, 22, 23, 25 and 26, Township 28 North, Range 1 West

109.         Relinquishment of access to State Highway No. 9–E and of light, view and air by Deed to State of Washington

RECORDED	: October 8, 1965
RECORDING N0.	: 185446
AFFECTS	: Section 7, Township 28 North, Range 1 West

110.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: U.S.A. Bonneville Power Administration
PURPOSE	: Transmission line and maintenance road access right of way
AREA AFFECTED	: Portion of Government Lots 4 and 7, Section 6; Government Lot 1, Section 7, Township 28 North, Range 1 West
RECORDED	: January 10, 1948, May 24, 1948, November 2, 1964, January 14, 1965, November 27, 1965, January 15, 1968 and November 6, 1968
RECORDING N0.	: 1125356, 113902, 181530, 182306, 183836, 194822 and 198252

111.                           Limited access to State Highway No. 9–E (SR–104) except for operation of a tree farm and/or farms:

RECORDED	: September 8, 1965, May 27, 1966 and November 30, 1965
RECORDING NOS.	: 185050, 188127 and 190277
AFFECTS	: Portion of the Southwest 1/4, Section 6, Portions of Section 8, the Southwest 1/4, Township 28 North, Range 1 West

112.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: State of Washington, Department of Natural Resources
PURPOSE	: Supplemental to easement recorded under Auditor’s File No. 244872
AREA AFFECTED	: Portions of Government Lot 1, Section 7, Township 28 North, Range 1 West
DATED	: May 7, 1984
RECORDED	: May 16, 1984
RECORDING N0.	: 289499

113.                           A reservation for a right of way over and across any portion of the within described premises, for the passage of trucks and other vehicles, said right of way in inure to said grantors, their successors and assigns, as contained and reserved in the deed from the grantors, Oscar Udd and Florence R. Udd, husband and wife, to William D. Redmond, dated April 25, 1944 and recorded in Volume 114 of Deeds, on page 619, under Auditor’s File No. 101957, records of Jefferson County, Washington.

AFFECTS:             Government Lot 1, Section 7, Township 28 North, Range 1 West

114.                           Reservations contained in deed from W.A. Moa, et al, to Discovery Bay Timber, Inc., a corporation, recorded in Volume 146 of Deeds, page 215, under Auditor’s File No. 155665; whereby the grantor, W.A. Moa, excepts and reserves 1/2 of all oil, minerals and mineral rights; the grantee, its successors and assigns, shall have the sole and exclusive management of all of said gas, oil and mineral rights.

AFFECTS:             Portion of Section 6, Township 28 North, Range 1 West and Section 1, Township 28 North, Range 2 West.

115.                           Reservation by Jefferson County for a right of way for all public highways that may be constructed by the authority of the Board of Commissioners of Jefferson County, and/or a reservation for existing roads, easements and right of ways, as contained in various tax sale deeds from Jefferson County:

RECORDING NOS.	: 106D/632, 107433, 107997 and 174967
AFFECTS	: Portions of Sections 7 and 8, Township 28 North, Range 1 West

116.                           Reservations contained in deed recorded under Recording No. 295463.

AFFECTS:             Sections 7 and 8, Township 28 North, Range 1 West.

117.                           Reservations contained in conveyance recorded under Recording No. 344046.

AFFECTS:             Sections 6 and 7, Township 28 North, Range 1 West.

118.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Transmission line easement
AREA AFFECTED	: Portion of Sections 19 and 30, Township 28 North, Range 1 West
DATED	: December 23, 1947
RECORDED	: January 17, 1948
RECORDING N0.	: 112617

119.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Transmission line easement
AREA AFFECTED	: Portion of Sections 19, 20, 29 and 30, Township 28 North, Range 1 West
DATED	: May 21, 1965
RECORDED	: June 3, 1965
RECORDING N0.	: 183904

120.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Electric power transmission structures and appurtenant signal lines
AREA AFFECTED	: Portions of Sections 19 and 30, Township 28 North, Range 1 West
DATED	: August 19, 1968
RECORDED	: August 19, 1968
RECORDING N0.	: 197178

121.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Department of Natural Resources
PURPOSE	: Permanent Easement upon, over, and along rights of way thirty (30) feet in width
AREA AFFECTED	: Portion of Section 29, Township 28 North, Range 1 West
DATED	: February 5, 1988
RECORDED	: February 11, 1988
RECORDING N0.	: 312924

122.                           Reservations by Scott Paper Company, contained in deed recorded under Recording No. 320734.

AFFECTS:                                       Portion Township 28 North, Range 1 West.

123.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Thomas R. Town and Mary Town, their heirs, successors or assigns
PURPOSE	: A temporary easement for ingress and egress over existing road; ALSO a perpetual non–exclusive easement for ingress and egress
AREA AFFECTED	: Portion of Section 27, Township 28 North, Range 1 West
DATED	: October 13, 1976
RECORDED	: November 1, 1976
RECORDING NO.	: 238096

___________________________________ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~ ~  ~ ~ ~ ~ ________________________________

124.                           Reservation by Jefferson County for existing roads, easements and right of ways, as contained in various tax sale deed from Jefferson County:

RECORDING NOS.	: 109075, 108609, 107997, 174967, 108064 and 115182
AFFECTS	: Portion Township 28 North, Range 2 West

125.                           Right of the State of Washington in and to that portion, if any, of the property herein described which lies below the line of ordinary high water of the Snow Creek, Andrews Creek and unnamed creek.

126.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Secretary of Agriculture
PURPOSE	: Right of way
AREA AFFECTED	: Sections 10 and 15, Township 28 North, Range 2 West
DATED	: July 30, 1931
RECORDED	: august 14, 1931
RECORDING N0.	: Volume 101, page 428

THE DESCRIPTION CONTAINED THEREIN IS NOT SUFFICIENT TO DETERMINE ITS EXACT LOCATION WITHIN THE PROPERTY HEREIN DESCRIBED.

127.                           Right to make necessary slopes for cuts or fills upon property herein described as granted to Jefferson County by deed recorded under Recording No. 217789.

AFFECTS:                                       Portion of Section 10, Township 28 North, Range 2 West

128.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: City of Port Townsend
PURPOSE	: Undisclosed
AREA AFFECTED	: 30 foot wide portion of Sections 11 and 15, Township 28 North, Range 2 West
DATED	: April 24, 1928
RECORDED	: February 1, 1929
RECORDING N0.	: Volume 96, page 307

THE DESCRIPTION CONTAINED THEREIN IS NOT SUFFICIENT TO DETERMINE ITS EXACT LOCATION WITHIN THE PROPERTY HEREIN DESCRIBED.

129.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: City of Port Townsend
PURPOSE	: Water pipeline
AREA AFFECTED	: 30’ wide portion of Section 15, Township 28 North, Range 2 West
DATED	: December 3, 1952
RECORDED	: January 20, 1956
RECORDING N0.	: 148383

THE DESCRIPTION CONTAINED THEREIN IS NOT SUFFICIENT TO DETERMINE ITS EXACT LOCATION WITHIN THE PROPERTY HEREIN DESCRIBED.

130.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: State Division of Forestry
PURPOSE	: Road for forest protection purposes only
AREA AFFECTED	: Sections 11, 14 and 15, Township 28 North, Range 2 West
DATED	: March 28, 1935
RECORDED	: June 24, 1937
RECORDING N0.	: 80960, Volume 107, page 502.

THE DESCRIPTION CONTAINED THEREIN IS NOT SUFFICIENT TO DETERMINE ITS EXACT LOCATION WITHIN THE PROPERTY HEREIN DESCRIBED.

131.                           Right of the waters of unnamed spring, not to exceed 0.01 of a cubic foot per second for the purpose of domestic supply, under State certificate issued September 6, 1956, to Ray S. Crist, recorded under Auditor’s File No. 155517.

AFFECTS:                                       Portion of Section 11

132.                           Right to make necessary slopes for cuts or fills upon property herein described as granted to Jefferson County by deed recorded under Recording No. 217790.

AFFECTS:                                       Portion of Section 15, Township 28 North, Range 2 West

133.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Puget Sound Power & Light Company
PURPOSE	: Electric transmission and distribution line
AREA AFFECTED	: Portion of Section 23, Township 28 North, Range 2 West
DATED	: June 4, 1946
RECORDED	: September 27, 1946
RECORDING N0.	: 108271

134.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: City of Port Townsend
PURPOSE	: Ingress and egress
AREA AFFECTED	: 30 feet in width being 15 feet on either side of the center line of the present existing water supply line, Section 22, Township 28 North, Range 2 West
DATED	: January 27, 1956
RECORDED	: March 8, 1956
RECORDING N0.	: 148875

NOTE:  Right to relocate the above described easement recorded April 17, 1958 under Recording No. 157299.

135.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: City of Port Townsend
PURPOSE	: To locate, construct, order, repair, improve, operate and maintain a 20 inch water supply pipe line.
AREA AFFECTED	: From the Little Quilcene River through said property in the West Half of the Southwest Quarter of Section 33, Township 28 North, Range 2 West
DATED	: February 16, 1956
RECORDED	: March 8, 1956
RECORDING N0.	: 148872

136.                           BOUNDARY LINE AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

BETWEEN	: Crown Zellerbach corporation and John G. Boulton and Lois M. Boulton, husband and wife.
DATED	: October 30, 1981
RECORDED	: December 2, 1981
RECORDING N0.	: 275724
AFFECTS	: Sections 23 and 24, Township 28 North, Range 2 West

137.                           Reservation by the Grantors, their heirs and assigns, of the right to use the said strip of land and road in common with the Grantee, as contained in the conveyance of said easement made by Harley Brotherton and Mary Barbara Brotherton, husband and wife, Grantors, to Crown Zellerbach Corporation, Grantee, recorded April 20, 1962 in Volume 158 of Deeds, pages 11 to 13 inclusive, under Auditor’s File No. 171837.

AFFECTS:                                       The Easement interest in Section 22, Township 28 North, Range 2 West.

138.                           Reservation contained in deed from John W. Pogany and Marian M. Pogany, his wife, recorded June 25, 1951 in Volume 131 of Deeds, page 295, under Auditor’s File No. 127451, as follows:

The grantors herein reserve unto themselves, their heirs, representative successors and assigns, one–half of all the gas, oil and minerals and mineral rights in and under the above described lands, with the right to prospect for and exploit the same and to carry away any such gas, oil, and minerals, if found, equal to one–half thereof.  Providing said grantors do not disturb and logging operations for timber or cut any growing timber unnecessarily, and if any such timber is cut, to pay above grantees the market price for any such timber cut or disturbed.

Affects the West Half of the Northwest Quarter, Section 24, Township 28 North, Range 2 West.

139.                           Reservations contained in deed from W. A. Moa, et al, to Discovery Bay Timber, Inc., a corporation, recorded in Volume 146 of Deeds, page 215, under Auditor’s File No. 155665; whereby the grantor, W.A. Moa, excepts and reserves one–half of all oil, minerals and mineral rights; the grantee, its successors and assigns, shall have the sole and exclusive management of all of said gas, oil, and mineral rights.

Affects portions of Sections 23, 24, and 25 in Township 28 North, Range 2 West.

140.                           Reservations of all hydrocarbon minerals of any nature whatsoever including but not limited to gas, oil, etc., contained in deed recorded under Recording Nos. 311721 and 311722.  EXCEPTION of all hydrocarbon minerals of any nature whatsoever including but not limited to gas, oil and related hydrocarbon and associated substances, and all geothermal steam, heat, hot water, brine and related energy–producing liquid or gaseous minerals as described and conveyed in deeds recorded under Auditor’s Numbers 311721 and 311722 recorded on November 30, 1987, Deed Records of Jefferson County, Washington, EXCEPT to the extent released and quitclaimed by deed from Cavenham Energy Resources Inc. to Travelers Insurance Company dated December 28, 1988, recorded under Auditor’s File No. 319133.

141.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: State Division of Forestry
PURPOSE	: Road for forest protection purposes only
AREA AFFECTED	: Portion of Township 29 North, Range 2 West
DATED	: May 11, 1935
RECORDED	: June 24, 1937
RECORDING N0.	: 80958

142.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Using, maintaining and repairing a roadway
AREA AFFECTED	: Portion of Sections 21, 22, 27 and 28, Township 29 North, Range 2 West
RECORDED	: November 4, 1947
RECORDING N0.	: 112669

143.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Electric power transmission lines and appurtenant signal lines, poles, etc.
AREA AFFECTED	: Portion of Sections 21, 22 and 27, Township 29 North, Range 2 West
RECORDED	: July 13, 1948
RECORDING N0.	: 114518

144.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: The Pacific Telephone and Telegraph Company
PURPOSE	: Right of way for its employees, licenses and vehicles
AREA AFFECTED	: Portions of Sections 21, 22, 27 and 28, Township 29 North, Range 2 West
RECORDED	: October 6, 1952
RECORDING N0.	: 134422

NOTE:  Said Easement was assigned to AT&T Communications by instrument recorded under Recording No. 287457.

145.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States Department of Justice, Immigration & Naturalization Service, Border Patrol, its employees, licensees, and vehicles
PURPOSE	: Right of way
AREA AFFECTED	: Portions of Sections 21, 22, 27 and 28, Township 29 North, Range 2 West
DATED	: August 29, 1961
RECORDED	: September 14, 1961
RECORDING N0.	: 169594

THE DESCRIPTION CONTAINED THEREIN IS NOT SUFFICIENT TO DETERMINE ITS EXACT LOCATION WITHIN THE PROPERTY HEREIN DESCRIBED.

146.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Easement and right of way
AREA AFFECTED	: Portions of Sections 21, 22, 27 and 28, Township 29 North, Range 2 West
DATED	: December 11, 1964
RECORDED	: December 17, 1964
RECORDING N0.	: 182036

147.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: United States of America
PURPOSE	: Electric power transmission structures and appurtenances
AREA AFFECTED	: Portions of Sections 21, 22 and 27, Township 29 North, Range 2 West
RECORDED	: October 1, 1968
RECORDING N0.	: 197805

148.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Puget Sound Power & Light Company
PURPOSE	: Electric transmission and distribution line
AREA AFFECTED	: Portion of Section 36, Township 29 North, Range 2 West
DATED	: October 8, 1929
RECORDED	: October 18, 1929
RECORDING N0.	: 62351

149.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Daniel Taylor
PURPOSE	: Ingress, egress and utilities
AREA AFFECTED	: Portion of Section 35 and 36, Township 29 North, Range 2 West
DATED	: June 4, 1987
RECORDED	: June 4, 1987
RECORDING N0.	: 308267

150.                           Reservation contained in deed from Kenneth E. Godwin and Jeannine J. Godwin, husband and wife, as Grantors, recorded January 16, 1974 under Auditor’s File No. 221439, as follows:

Grantors hereby reserve unto themselves, their heirs, successors and assigns for an easement over and across the South Half of the Southeast 1/4 of the Northeast 1/4 of Section 35, Township 29 North, Range 2 West, W.M., for the use and maintenance of existing water supply pipeline and water supply system.

151.                           Right to the waters of unnamed stream not to exceed 0.02 cubic feet per second, 1 acre–foot per year, during entire year for domestic supply, under State Certificate issued December 18, 1972, to Alvin Leroy Majors recorded under Auditor’s File No. 221459.

152.                           Possible rights of Jefferson County and the public as to Penny Creek Road, River Spur Road, and Townsend Creek Road in Sections 4, 9 and 28, Township 27 North, Range 2 West; Andy Cooper Road in Township 28 North, Range 1 East; and the Mt. Jupiter Road in Sections 4, 5 and 16, Township 25 North, Range 2 West and in Township 26 North, Range 2 West.

153.                           Right of the State of Washington in and to that portion, if any, of the property herein described which lies below the line of ordinary high water of Twin Lakes, Lost Lake, Mud (Deep) Lake and Pheasant Lake in Township 27 North, Range 1 East; Wahl Lake and Silent Lake of Sections 1 and 35 in Township 27 North, Range 1 West; the Dosewallips River in Township 26 North, Range 2 West; the Salmon Creek in Township 29 North, Range 2 West; Little Quilcene River; Sandy Shore Lake and to any unnamed creeks, lakes, streams or rivers.

154.                           Paramount rights and easements in favor of the United States to regulate commerce, navigation, fishing and the production of power.

AFFECTS:             Portion of said premises and other portion adjoining a body of water.

155.                           Question as to the exact location of the lateral boundaries of said tidelands.

AFFECTS:             Portion of said premises and other property adjoining tidelands.

156.                           Any question that may arise due to the shifting and changing in course of unnamed creek as referred to in the legal description herein. And the Dosewallips River, and Salmon River in Township 26 North, Range 2 West and Township 29 North, Range 2 West.

157.                           Question as to exact boundaries of a portion of the property described within the Southeast Quarter of the Southeast Quarter, Section 28 by reason of a “spring” used to define said boundary.

AFFECTS:             The “unnamed creek” used in Section 20, Township 27 North, Range 1 West.

158.                           Lack of a recorded means of ingress or egress to a public road from said property and it is assumed that there exists a valid and subsisting easement for that purpose over adjoining properties, but the Company does not insure against any rights based on a contrary state of facts.

AFFECTS:             Portion of Section 20, Township 25 North, Range 2 West; the portions of Section 2, Township 26 North, Range 1 West; portion of Section 6, Township 27 North, Range 1 West; Sections 13 and 24, Township 29 North, Range 1 West; Section 14, Township 27 North, Range 2 West; Section 13, Township 28 North, Range 2 West; and the Southeast 1/4 of the Northeast 1/4 of Section 22, Township 28 North, Range 2 West.

159.                           REVOCABLE PERMIT AND THE TERMS AND CONDITIONS THEREOF:

BETWEEN	: Pope & Talbot, Inc., and Jefferson County Washington, Department of Highways
RECORDED	: December 14, 1967
RECORDING N0.	: 194550
AFFECTS	: Portion of the Northeast Quarter of the Southeast Quarter of Section 31, Township 28 North, Range 1 East

160. REVOCABLE PERMIT AND THE TERMS AND CONDITIONS THEREOF:

BETWEEN	: Pope & Talbot, Inc., a corporation and Jefferson County Water District No. 1
DATED	: May 26, 1967
RECORDED	: June 6, 1967
RECORDING N0.	: 192363
AFFECTS	: Township 28 North, Range 1 East

161.                           UNRECORDED LEASE:

LESSOR	: Pope & Talbot, Inc.
LESSEE	: Western Oyster Co.
FOR A TERM OF	: Not Disclosed
FROM	: October 8, 1975
DISCLOSED BY	: Quit Claim Deed recorded under Auditor’s File No. 250067
AFFECTS	: That portion of the Southwest Quarter of the Northeast Quarter, Southerly and Westerly of road in Section 20, Township 27 North, Range 1 West

162.                           Reservations contained in deed recorded under Recording No. 287326, as follows:

EXCEPTING AND RESERVING unto Grantor, its successors and assigns, forever, all ores and minerals of any nature whatsoever, and all geothermal steam and heat in or upon said land, not otherwise previously reserved in instruments of record, including, but not limited to coal, oil and gas, together with the right to enter upon said lands for the purpose of drilling, developing and working mines and wells and to occupy and make use of so much of the surface of said land as may be reasonably necessary for said purposes; provided that the Grantee, its successors and assigns shall be paid reasonable compensation for any injury or damage to said land, or to the improvements thereon caused by the exercise of any rights herein reserved, that the exercise of such rights by the Grantor shall not be postponed or delayed pending reasonable efforts to determine such compensation.

AFFECTS:             Portion of Section 31, Township 28 North, Range 1 East, Northeasterly of Highway.

163.                           Reservation by Jefferson County for right of way for all public highways that may be constructed by the authority of the Board of Commissioners of Jefferson County, and or a reservation for existing roads, easements and rights of way, as contained in tax sale deed from Jefferson County recorded under Auditor’s File No. 167005.

AFFECTS:             Portion of the West 1/2 of the Southwest 1/4 of Section 32, Township 28 North, Range 1 East.

164.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Puget Sound Power & Light Company, a Washington corporation
PURPOSE	: One electric transmission and distribution line
AREA AFFECTED	: Portion in Section 32, Township 28 North, Range 1 East
DATED	: November 4, 1964
RECORDED	: December 3, 1964
RECORDING N0.	: 181893

165.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Jefferson County
PURPOSE	: Ingress and egress
AREA AFFECTED	: A 20 foot strip over a portion of Section 32, Township 28 North, Range 1 East
DATED	: November 28, 1967
RECORDED	: December 12, 1967
RECORDING N0.	: 194526

166.                           LIMITATION OF ACCESS:

Relinquishment of access to State Highway No. 9–E (SR No. 104), Browns Lake to South Point and of light, view and air except for operation of the tree farm or farms by Deed to State of Washington:

RECORDED	: November 30, 1966
RECORDING N0.	: 190277
AFFECTS	: Sections 31 and 32, Township 28 North, Range 1 East

167.                           LIMITATION OF ACCESS:

Relinquishment of access to State Highway No. 9–E (SR No. 104), Browns Lake to South Point and of light, view and air except for operation of the tree farm or farms by Deed to State of Washington:

RECORDED	: November 30, 1966 and March 2, 1992
RECORDING N0.	: 190277 and 347864
AFFECTS	: Sections 30, 31 and 32, Township 28 North, Range 1 East

168.                           Reservation contained in deed from the State of Washington recorded under Recording No. 35544, reserving to the grantor all oil, gases, coal, ores, minerals, fossils, etc., and the right of entry for opening, developing and working the same, and providing that such rights shall not be exercised until provision has been made for full payment of all damages sustained by reason of such entry.

Right of State of Washington or its successors, subject to payment of compensation therefor, to acquire rights of way for private railroads, skid roads, flumes, canals, water courses or other easements for transporting and moving timber, stone, minerals and other products from this and other property, as reserved in deed referred to above.

AFFECTS:             Tidelands fronting Section 15, Township 28 North, Range 1 East.

169.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: State of Washington and Pope & Talbot, Inc.
PURPOSE	: Construction, reconstruction, use and maintenance of a road for the purpose of providing access to and from lands now owned or hereafter acquired by the parties hereto.
AREA AFFECTED	: 60’ wide easement over portion of Section 15, Township 28 North, Range 1 East
DATED	: April 1, 1975
RECORDED	: April 25, 1975
RECORDING N0.	: 227993

170.                           EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE	: Tala Point Partnership, a general partnership; and John J. Shawcroft and Lillian M. Shawcroft, his wife
PURPOSE	: Ingress, egress and utilities
AREA AFFECTED	: 60’ wide strip over portion of Sections 15 and 22, Township 28 North, Range 1 East
DATED	: March 2, 1983
RECORDED	: August 10, 1983
RECORDING N0.	: 285012

171.                           AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

BETWEEN	: Tala Point Estates Community Association, a nonprofit Washington corporation, the Tala Point Partnership, a Washington General Partnership
AND	: John J. Shawcroft and Lillian M. Shawcroft, husband and wife.
DATED	: June 16, 1983
RECORDED	: August 10, 1983
RECORDING N0.	: 285011
AFFECTS	: Sections 15 and 22, Township 28 North, Range 1 East

172.                           Right to make necessary slopes for cuts or fills upon property herein described as granted to Jefferson County by deed recorded under Recording Nos. 173385, 200078, and 280178.

AFFECTS:             Portion adjacent to Ludlow–Paradise County Road No. 6 in Township 28 North, Range 1 East.

173.                           Reservations contained in deed recorded under Recording No. 296548.

EXCEPTING AND RESERVING unto Grantor its successors and assigns forever, from above described Parcel III, all ores and minerals of any nature whatsoever, and all geothermal steam and heat in or upon said land, not otherwise previously reserved in instruments of record, including, but not limited to coal, oil and gas, together with the right to enter upon said lands for the purpose of drilling, developing, and working mines and wells and to occupy and make use of so much of the surface of said land as may be reasonably necessary for said purposes; provided that the Grantee, its successors and assigns shall be paid reasonable compensation for any injury or damage to’ said land, or to the improvements thereon caused by the exercise of any rights herein reserved, that the exercise of such rights by Grantor shall not be postponed or delayed pending reasonable efforts to determine such compensation, EXCEPTING FROM this reservation only, all sand and gravel.

AFFECTS:             Portion of Section 22, Township 28 North, Range 1 East.

181.                           Reservation unto the Grantors, their heirs, successors and assigns, for all oils, gases and minerals of every kind or description, which may be in or upon said premises, or any party thereof, as reserved in the deed from Samuel V. Peach and Sarah N. Peach, husband and wife, to Robert N. Munn and Dorothy I. Munn, husband and wife, dated January 18, 1956 and recorded in Volume 141 of Deeds, on page 585, under Auditor’s File No. 148368.

Affects the South half of the Northeast Quarter of the Southwest Quarter. Section 26, Township 28 North, Range 2 West.

End of Schedule B

Investigation should be made to determine if there are any service, installation, maintenance or construction charges for sewer, water or electricity.

In the event this transaction fails to close, a cancellation fee will be charged for services rendered in accordance with our rate schedule.

JCN/cjh

Enclosures:                                  Sketches

CC:	Transamerica Title Insurance Company
Attn: Jerry 0’Hail